EXHIBIT 10.1

ONE MARKET

SAN FRANCISCO, CALIFORNIA

OFFICE LEASE AGREEMENT

BETWEEN

CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership

(“LANDLORD”)

AND

SALESFORCE.COM, INC., a Delaware corporation

(“TENANT”)

OFFICE LEASE AGREEMENT

THIS OFFICE LEASE AGREEMENT (the “Lease”) is made and entered into as of the 9th day of November     , 2004, by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”). The following exhibits and attachments are incorporated into and made a part of the Lease: Exhibit A-1 (Outline and Location of Premises), Exhibit A-2 (Legal Description of Project), Exhibit B (Expenses and Taxes), Exhibit C (Work Letter), Exhibit D (Commencement Letter), Exhibit E (Building Rules and Regulations), Exhibit F (Additional Provisions), Exhibit G (Parking Agreement), Exhibit H (Asbestos Notification), Exhibit I (Agreement of Subordination, Non-Disturber and Attornment) and Exhibit J (Letter of Credit Form).

1.	Basic Lease Information.

1.01	“Building” shall mean the 43-story office tower, the 28-story office tower, the 6-story base out of which such towers rise, the glass enclosed galleria and a portion of the ground floor of the Southern Pacific Transportation Company General Office Building, together with all appurtenant plazas, subgrade areas and garages bounded by Market, Spear, Mission and Steuart Streets in the City of San Francisco, California, commonly known as One Market. “Rentable Square Footage of the Project” is deemed to be 1,458,808 square feet.

1.02	“Premises” shall mean the area shown on Exhibit A-1 to this Lease. The Premises is located on the 7th, 8th and 9th floors and known as Suites 700, 725 and 775 (the “Additional Premises”) and Suites 800 and 900 (the “Initial Premises”). If the Premises include one or more floors in their entirety, all corridors and restroom facilities located on such full floor(s) shall be considered part of the Premises. The “Rentable Square Footage of the Premises” is deemed to be 54,793 square feet consisting of 15,850 square feet in Suites 700/725; 1,367 square feet in Suite 775; 18,939 square feet in Suite 800 and 18,637 square feet in Suite 900. Landlord and Tenant stipulate and agree that the Rentable Square Footage of the Project and the Rentable Square Footage of the Premises are correct.

1.03	“Base Rent”:

Initial Premises:

Months of Term	Annual Rate Per Square Foot	Annual Base Rent	Monthly Base Rent
1 – 12	$28.00	$1,052,128.00	$87,677.33
13 – 24	$29.00	$1,089,704.00	$90,808.67
25 – 36	$30.00	$1,127,280.00	$93,940.00
37 – Termination Date	$31.00	$1,164,856.00	$97,071.33

Additional Premises:

Months of Term	Annual Rate Per Square Foot	Annual Base Rent	Monthly Base Rent
*Applicable rent commencement date through 1st anniversary of the Commencement Date	$28.00	$482,076.00	$40,173.00
13 – 24	$29.00	$499,293.00	$41,607.75
25 – 36	$30.00	$516,510.00	$43,042.50
37 – Termination Date	$31.00	$533,727.00	$44,477.25

*	If rent commences on different dates for Suites 700/725 and Suite 775, as provided in Section 1.06 below, and if the applicable rent commencement dates are other than the first of a month, then the Base Rent for the Additional Premises set forth above shall be appropriately prorated on a square foot basis and per diem basis.

1.04	“Tenant’s Pro Rata Share”: 2.5758% for the Initial Premises; 1.1802% for the Additional Premises.

1.05	“Base Year” for Taxes (defined in Exhibit B): 2005 for the Initial Premises and the Additional Premises; “Base Year” for Expenses (defined in Exhibit B): 2005 for the Initial Premises and the Additional Premises.

1.06	“Term”: A period of 48 months and 0 days. The Term for the Initial Premises shall commence upon the earlier of (A) Tenant’s occupancy of at least one (1) floor of the Initial Premises for the conduct of business, or (B) December 15, 2004 (the “Commencement Date”) and, unless terminated early in accordance with this Lease, end on the date which is the last day of the 48th month following the Commencement Date of the Lease (the “Termination Date”). Base Rent for the Initial Premises shall commence on the Commencement Date as set forth above; provided that if the Commencement Date occurs prior to December 15, 2004 due to Tenant’s occupancy for business of one (1) full floor of the Initial Premises, then (i) the Commencement Date of the Lease shall remain as set forth above, (ii) on and after such early Commencement Date, Tenant shall pay Base Rent only for the occupied floor, in the amount of $1,473.00 per day (if the occupied floor is Suite 800) or $1,450.00 per day (if the occupied floor is Suite 900), (iii) Base Rent shall commence for the second full floor of the Initial Premises on the earlier of (A) Tenant’s occupancy of such previously unoccupied full floor for the conduct of business, or (B) December 15, 2004 (the earliest such date being the “Second Full Floor Effective Date”), and (iv) following the Second Full Floor Effective Date, Tenant shall be entitled to an abatement of Base Rent in the amount of $736.50 per day (if the second floor to be occupied is Suite 900) or of $725.00 per day (if the second floor to be occupied is Suite 800) for a number of days equal to the number of days between the Commencement Date and the Second Full Floor Effective Date. Subject to Section 3, Rent for the Additional Premises shall be payable as follows: Rent for Suites 700/725 shall commence upon the earlier of Tenant’s occupancy for the conduct of business of Suites 700/725 or 60 days from Landlord’s delivery of Suites 700/725 to Tenant. Rent for Suite 775 shall commence upon the earlier of Tenant’s occupancy for the conduct of business of Suite 775 or commencement of payment of Rent for Suites 700/725. The Term for the Additional Premises shall end on the Termination Date.

1.07	“Allowance”: $917,782.75, as more fully described in Exhibit C.

1.08	“Security Deposit”: $0.00, as more fully described in Section 6.

1.09	“Guarantor(s)”: As of the date of this Lease, there are no Guarantors.

1.10	“Broker(s)”: Jones Lang LaSalle.

1.11	“Permitted Use”: General office use; provided that in no event shall any space occupied by Tenant be used for retail use for any of the following: (i) used to serve on-site fresh squeezed fruit and vegetable juices and falafel and lavosh sandwiches; or (ii) used to operate a restaurant serving primarily Asian cuisine; or (iii) used to operate a newsstand facility; or (iv) used to operate a retail banking facility; or (v) used to provide catering services for events after 5:30 p.m. on weekdays and all day on weekends (including all federal and state holidays); or (vi) used for the operation of a “full-service” bar, selling beer, wine and liquor; or (vii) used for the operation of a “full-service” restaurant; or (viii) used as a general dentistry practice; or (ix) used for the sale of juices and smoothies; or (x) used for the sale of pre-packaged specialty sandwiches; or (xi) used for the sale of hamburgers; or (xii) used to sell submarine-type sandwiches.

1.12	“Notice Address(es)”:

Landlord: CA-One Market Limited Partnership c/o Equity Office Management, L.L.C. One Market Spear Tower, Suite 600 San Francisco, California 94105 Attn: Project Manager

Tenant:

Salesforce.com, Inc.

The Landmark @ One Market

3rd Floor

San Francisco, California 94105

Attn: General Counsel

With a copy to:

Salesforce.com, Inc.

The Landmark @ One Market

3rd Floor

San Francisco, California 94105

Attn: Vice President-Real Estate and Procurement

With a copy to:

Winston & Strawn LLP

101 California Street, Suite 3900

San Francisco, California 94111

Attn: Stephen I. Berkman

A copy of any notices to Landlord shall be sent to Equity Office, One Market, Spear Street Tower, Suite 600, San Francisco, California 94105, Attn: San Francisco Regional Counsel.

Tenant’s e-mail address for purposes of Article 10 shall be facilities@salesforce.com.

1.13	“Business Day(s)” are Monday through Friday of each week, exclusive of New Year’s Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Holidays”). Landlord may designate additional Holidays that are commonly recognized by other office buildings in the area where the Building is located. “Building Service Hours” are 7:00 a.m. to 6:00 p.m. on Business Days.

1.14	“Landlord Work” means the work that Landlord is obligated to perform in the Premises pursuant to a separate agreement (the “Work Letter”) attached to this Lease as Exhibit C.

1.15	“Project” means the 43-story office tower, the 28-story office tower, the 6-story base out of which such towers rise, the glass enclosed galleria and a portion of the ground floor of the Southern Pacific Transportation Company General Office Building, together with all appurtenant plazas, subgrade areas and garages bounded by Market, Spear, Mission and Steuart Streets in the City of San Francisco, California, known collectively as One Market, and the land upon which all of the foregoing is located.

1.16	“Letter of Credit”: $225,000.00, as more fully described in Section 2 of Exhibit F.

2.	Lease Grant.

The Premises are hereby leased to Tenant from Landlord, together with the right to use any portions of the Project that are designated by Landlord for the common use of tenants and others (the “Common Areas”).

3.	Adjustment of Commencement Date; Possession.

3.01 At either party’s request, Landlord and Tenant shall enter into a commencement letter agreement in the form attached as Exhibit D which commencement letter agreement shall be deemed accepted by Tenant if not executed and returned to Landlord by Tenant within 30 days after the date that Landlord delivers the commencement letter agreement to Tenant for execution. If the Termination Date does not fall on the last day of a calendar month, Landlord and Tenant may elect to adjust the Termination Date to the last day of the calendar month in which Termination Date occurs by the mutual execution of a commencement letter agreement setting forth such adjusted date.

Except for Item 9 of the Work List set forth in the Work Letter, which shall be performed as set forth therein, Landlord agrees to perform the Landlord Work in each floor of the Premises concurrently with Tenant’s Initial Alterations in such portion of the Premises, unless Tenant has agreed in advance that such Landlord Work may be performed in the applicable Premises prior to Tenant’s Initial Alterations therein without interference to Tenant’s desired early occupancy of such Premises, if any. Subject to the foregoing, Landlord shall perform the Landlord Work in each floor of the Premises as soon as practicable and shall use commercially reasonable efforts to Substantially Complete such Landlord Work by the date of Tenant’s completion of the Initial Alterations on such floor (each a “Tenant Completion Date”), subject to the obligations of Tenant to cooperate in the performance of the Landlord Work and to provide Landlord with notice of the commencement and schedule of Tenant’s Initial Alterations pursuant to the Work Letter. The Landlord Work shall be deemed to be “Substantially Complete” on a given floor on the date that all such Landlord Work on such floor has been performed, other than any details of construction, mechanical adjustment or any other similar matter, the non-completion of which does not materially interfere with Tenant’s use of the applicable Premises. If Landlord is delayed in the performance of any Landlord Work as a result of the acts or omissions of Tenant, the Tenant Related Parties (defined in Section 13) or their respective contractors or vendors, including, without limitation, changes requested by Tenant to approved plans, Tenant’s failure to comply with any of its obligations under this Lease or the Work Letter, Tenant’s failure to coordinate its schedule for the Initial Alterations with Landlord or to give Landlord reasonable advance notice of Tenant’s commencement thereof, or the specification of any materials or equipment with long lead times (a “Tenant Delay”), or by Force Majeure, such Landlord Work shall be deemed to be Substantially Complete on the date that Landlord could reasonably have been expected to Substantially Complete the Landlord Work absent any Tenant Delay or Force Majeure. Landlord’s failure to Substantially Complete any Landlord Work by the applicable Tenant Completion Date shall not be a default by Landlord or otherwise render Landlord liable for damages; provided, however, that if Tenant is unable to legally occupy the applicable Premises for business purposes after the applicable Tenant Completion Date solely due to the failure of Landlord to Substantially Complete the applicable Landlord Work by such date (subject to Tenant Delays and Force Majeure as provided above), then for each day after the Tenant Completion Date that Tenant is so unable to occupy the applicable Premises, Tenant shall receive (i) one-half (1/2) day of Rent abatement with respect to such Premises for every one (1) day of such delay for the first 14 days of such delay in occupancy, and (ii) one (1) day of Rent abatement with respect to such Premises for every one (1) day of such delay in occupancy after the first 14 days of such delay.

Landlord shall deliver possession of the Initial Premises to Tenant on the day immediately following the date of full execution of this Lease. Landlord shall deliver possession of the Additional Premises to Tenant on the day after Landlord recovers possession of the Additional Premises from the existing tenants therein, whether upon the expiration or earlier termination of such tenants’ rights to occupancy, which rights are currently scheduled to expire on December 31, 2004 as to Suite 775 and June 30, 2005 as to Suite 700/725. If Landlord fails to deliver the Additional Premises on or before July 31, 2005 (the “Additional Premises Delivery Date”), Tenant shall receive (i) one (1) day of Rent abatement with respect to the applicable Additional Premises for every two (2) days of Landlord delivery delay commencing August 1, 2005 through and including August 31, 2005; (ii) one (1) day of Rent abatement with respect to the applicable Additional Premises for every one (1) day of Landlord delivery delay commencing September 1, 2005 through and including November 30, 2005 and (iii) two (2) days of Rent abatement with respect to the applicable Additional Premises for every one (1) day of Landlord delivery delay commencing December 1, 2005 through and including February 28, 2006. Notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that the Additional Premises Delivery Date, and therefore, Landlord’s obligation to abate Rent as set forth herein, shall be postponed by the number of days that delivery of the Additional Premises is delayed due to events of Force Majeure (defined in Section 26.03). If the Additional Premises shall not have been delivered by Landlord as of March 1, 2006, Tenant shall have the right to terminate the Lease as to the Additional Premises only with written notice to Landlord received by Landlord during the period commencing March 1, 2006 through March 15, 2006 provided the Additional Premises shall not have been delivered prior to Landlord’s receipt of such notice. Notwithstanding the partial termination of the Lease, Tenant shall receive any Rent abatement calculated for the Additional Premises for the period prior to March 1, 2006 as an offset to future Rent due and payable by Tenant for the Initial Premises (the “Additional Premises Rent Offset”). The Additional Premises Rent Offset following the partial lease termination shall be limited to one (1) month Rent applicable to the Initial Premises.

3.02 Subject to Landlord’s obligation, if any, to perform Landlord Work, the Premises are accepted by Tenant in “as is” condition and configuration without any representations or warranties by Landlord. By taking possession of the Premises, Tenant agrees that the Premises are in good order and satisfactory condition. Except as set forth in Section 3.01 above, Landlord shall not be liable for a failure to deliver possession of the Additional Premises or any other space due to the holdover or unlawful possession of such space by another party, however Landlord shall use commercially reasonable efforts to obtain possession of the Additional Premises upon the expiration of the exiting tenants’ rights to occupancy if the Additional Premises, including, if necessary, pursuit of an unlawful detainer action.

3.03 Tenant shall be entitled to perform improvements or install furniture, equipment or personal property within Suite 775 during the period commencing upon delivery to Tenant through including the date of Rent commencement for Suite 775. However, except for the cost of services requested by Tenant, Tenant shall not be required to pay Rent for any days of possession before the Rent commencement date for Suite 775 during which Tenant is in possession of the Suite 775 for the sole purpose of performing improvements or installing furniture, equipment or other personal property.

4.	Rent.

4.01 Tenant shall pay Landlord, without any setoff or deduction, unless expressly set forth in this Lease, all Base Rent and Additional Rent due for the Term (collectively referred to as “Rent”). “Additional Rent” means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord under this Lease. Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes), if any, imposed upon or measured by Rent. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand, provided that the installment of Base Rent for the first full calendar month of the Term, and the first monthly installment of Additional Rent for Expenses and Taxes, shall be payable upon the execution of this Lease by Tenant. All other items of Rent shall be due and payable by Tenant on or before 30 days after billing by Landlord. Rent shall be made payable to the entity, and sent to the address, Landlord designates and shall be made by good and sufficient check or by other means acceptable to Landlord. Tenant shall pay Landlord an administration fee equal to 5% of any past due Rent, provided that Tenant shall be entitled to a grace period of 5 Business Days for the first 2 late payments of Rent in a calendar year. Landlord shall only assess one administrative fee per late payment, whether or not such payment remains outstanding on the next monthly payment date. In addition, past due Rent shall accrue interest at the Prime Rate (defined in Section 19.01) plus two and one-half percent (2.5%) per annum. Landlord’s acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due. Rent for any partial month during the Term shall be prorated. No endorsement or statement on a check or letter accompanying payment shall be considered an accord and satisfaction. Tenant’s covenant to pay Rent is Independent of every other covenant in this Lease.

4.02 Tenant shall pay Tenant’s Pro Rata Share of Taxes and Expenses in accordance with Exhibit B of this Lease.

5.	Compliance with Laws; Use.

The Premises shall be used for the Permitted Use and for no other use whatsoever. Tenant shall comply with all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity whether in effect now or later, including the Americans with Disabilities Act (“Law(s)”), regarding the operation of Tenant’s business and the use, condition, configuration and occupancy of the Premises. In addition, except as the same are expressly Landlord’s responsibility as part of the Landlord Work, Tenant shall, at its sole cost and expense, promptly comply with any Laws that relate to the “Base Building” (defined below), but only to the extent such obligations are solely triggered by Tenant’s use of the Premises, other than for general office use, or Alterations or improvements in the Premises performed or requested by Tenant. Except to the extent properly included in Expenses. Landlord shall be responsible for the cost of correcting any violations of Title III of the Americans with Disabilities Act (ADA) with respect to the Common Areas of the Building. Notwithstanding the foregoing, Landlord shall have the right to contest any alleged violation in good faith, including, without limitation, the right to apply for and obtain a waiver or deferment of compliance, the right to assert any and all defenses allowed by Law and the right to appeal any decisions, judgments or rulings to the fullest extent permitted by Law. Landlord, after the exhaustion of any and all rights to appeal or contest, will make all repairs, additions, alterations or improvements necessary to comply with the terms of any final order or judgment. “Base Building” shall include the structural portions of the Building, the public restrooms and the Building mechanical, electrical and plumbing systems and equipment located in the internal core of the Building (including the elevator system; electrical risers; telephone risers; plumbing risers; sprinkler systems; air distribution system and air handling loop, including VAV boxes; janitorial closets; telephone closets; electrical closets and fire exit stairways) on the floor or floors on which the Premises are located. Tenant shall promptly provide Landlord with copies of any notices it receives regarding an alleged violation of Law with regard to the Base Building or the Premises. Tenant shall comply with the rules and regulations of the Building attached as Exhibit E and such other reasonable rules and regulations adopted by Landlord from time to time of which Tenant is notified, including rules and regulations for the performance of Alterations (defined in Section 9). The rules and regulations shall be generally applicable, and generally applied in the same manner, to all tenants of the Building. In the case of conflict between the rules and regulations and this Lease, the terms of this Lease shall prevail.

6.	Security Deposit.

The Security Deposit, if any, shall be delivered to Landlord upon the execution of this Lease by Tenant and held by Landlord without liability for interest (unless required by Law) as security for the performance of Tenant’s obligations. The Security Deposit is not an advance payment of Rent or a measure of damages. Landlord may use all or a portion of the Security Deposit to satisfy past due Rent or to cure any Default (defined in Section 18) by Tenant. If Landlord uses any portion of the Security

Deposit, Tenant shall, within 5 days after demand, restore the Security Deposit to its original amount. Landlord shall return any unapplied portion of the Security Deposit to Tenant within 45 days after the later to occur of: (a) determination of the final Rent due from Tenant; or (b) the later to occur of the Termination Date or the date Tenant surrenders the Premises to Landlord in compliance with Section 25. Landlord may assign the Security Deposit to a successor or transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any similar or successor Laws now or hereinafter in effect.

7.	Building Services.

7.01 Landlord shall furnish Tenant with the following services: (a) water for use in the Base Building lavatories 24 hours per day, 7 days per week; (b) customary heat and air conditioning in season during Building Service Hours. Tenant shall have the right to receive HVAC service during hours other than Building Service Hours by paying Landlord’s then standard charge for additional HVAC service and providing such prior notice as is reasonably specified by Landlord; (c) standard janitorial service on Business Days; (d) elevator service; (e) electricity 24 hours per day, 7 days per week in accordance with the terms and conditions in Section 7.02; (f) access to the Building for Tenant and its employees 24 hours per day/7 days per week, subject to the terms of this Lease and such security or monitoring systems as Landlord may reasonably impose, including, without limitation, sign-in procedures and/or presentation of identification cards; and (g) such other services as Landlord reasonably determines are necessary or appropriate for the Project. As of the date hereof, Landlord’s charge for after hours heating and air conditioning service is $130 per hour for a full floor and $65 per hour per zone for air conditioning, and $30 per hour for a full floor and $15 per hour per zone for ventilation, subject to change from time to time; provided that any increases in such charge for after-hours HVAC service shall be limited to increases in Landlord’s actual, reasonable costs of supplying the after-hours HVAC services.

7.02 Electricity used by Tenant in the Premises up to the aggregate 5.5 watts per rentable square foot described below shall be paid for by Tenant through inclusion in Expenses. Without the consent of Landlord, Tenant’s use of electrical service in the aggregate for the Premises shall not exceed, either in voltage or rated capacity, that which Landlord reasonably deems to be standard for the Building; provided that Landlord acknowledges that Tenant shall not be assessed any excess usage charge except as provided below in this Section 7.02. Landlord shall have the right to measure electrical usage by commonly accepted methods. At any time following the date of this Lease, Landlord may install sub-meters on each floor of the Premises to measure Tenant’s use of electricity (collectively, the “Sub-Meters”). Tenant shall reimburse Landlord for Landlord’s actual, reasonable costs of obtaining and installing the Sub-meters within 30 days of demand accompanied by reasonable documentation of such costs; provided that Tenant shall not be required to reimburse Landlord for the cost of the Sub-Meters in excess of $15,000.00 in the aggregate for all three of the 7th, 8th and 9th floors of the Premises. Following Landlord’s installation of the Sub-Meters on the applicable floors and provided that such Sub-Meters are operational with respect to each floor of the Premises then occupied by Tenant, to the extent that Tenant’s total electrical usage in such occupied floors, including any supplemental HVAC system, in the aggregate exceeds 5.5 watts per rentable square foot of the aggregate of the Premises then occupied by Tenant, Tenant shall pay for such excess usage, at Landlord’s option, either by (i) a separate charge payable by Tenant to Landlord as Additional Rent (provided that Landlord shall not collect more than 100% of Landlord’s actual cost of supplying such utilities to Tenant), or (ii) by separate charge billed by the applicable utility company and payable directly by Tenant.

7.03 Landlord’s failure to furnish, or any interruption, diminishment or termination of services due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, utility interruptions or the occurrence of an event of Force Majeure (defined in Section 26.03) (collectively a “Service Failure”) shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. However, if the Premises, or a portion of the Premises which significantly impacts the ability of Tenant to operate in any portion of the Premises, are made untenantable for a period in excess of 2 consecutive Business Days as a result of a Service Failure that is reasonably within the control of Landlord to correct or is the direct result of the gross negligence of Landlord, then Tenant, as its sole remedy, shall be entitled to receive an abatement of Rent payable hereunder during the period beginning on the 2nd consecutive Business Day of the Service Failure and ending on the day the service has been restored. Notwithstanding the foregoing, if a material portion of the Premises are made untenantable for a period in excess of 2 consecutive Business Days as a result of a Service Failure that is reasonably within the control of Landlord to correct or is the direct result of the gross negligence of Landlord, then Tenant, as its sole remedy, shall be entitled to receive an abatement of Rent payable hereunder during the period beginning on the 1st Business Day of the Service Failure and ending on the day the service has been restored. If the entire Premises have not been rendered untenantable by the Service Failure, the amount of abatement shall be equitably prorated.

7.04 Subject to the terms of this Lease, including, without limitation Section 9.03 below, Tenant may, at its own expense, install its own security system (“Tenant’s Security System”) in the Premises that uses the same card as the Building security system; provided, however, that Landlord and Tenant shall coordinate the installation and operation of Tenant’s Security System to assure that Tenant’s Security System is compatible with Landlord’s security system and the Building’s systems and equipment. Tenant shall be solely responsible, at Tenant’s sole cost and expense, for the monitoring, operation and removal of Tenant’s Security System.

7.05 Landlord shall maintain the building heating, ventilating and air conditioning system (HVAC) in compliance with all Laws and the standards established by the American Society of Heating, Refrigeration and Air Conditioning Engineers (ASHRAE) for high-rise office buildings or standards customarily adopted for Class A high-rise office buildings in San Francisco, California. The cost of such compliance shall be included in Expenses to the extent permissible under Exhibit B.

7.06 Landlord shall allow access to the Building and the Premises to any dog designated as a “service dog” and properly identified as such as defined by and in accordance with San Francisco city codes and/or ordinances.

7.07 At Tenant’s election, subject to Landlord’s review and approval of Tenant’s plans and requested capacity, Tenant shall be permitted to connect its IT closets within the Premises to the backup power available from the Building’s existing cogeneration plant (the “Cogeneration Plant”). Tenant shall be responsible for all costs of connection to the Cogeneration Plant and Tenant’s usage of power supplied by the Cogeneration Plant, which Tenant shall procure through Landlord’s affiliated energy company, OSEP, on the terms and conditions available from OSEP. Landlord shall cause its affiliate to maintain the Cogeneration Plant as a standby power source during the initial Term of the Lease and the Renewal Term, if any.

7.08 Tenant shall have the right to access, utilize and maintain cable in the Building that extends and/or connects to any cable located in the basement of the adjacent Landmark building to which Tenant has access pursuant to Tenant’s separate lease at the Landmark building, if any, to the extent that such access, use and maintenance does not interfere with the rights of other tenants of the Building existing as of the date of this Lease. Tenant acknowledges that Landlord has not made any representation, warranty or covenant regarding the existence of any such cable, nor that any such cable would be adequate or available for Tenant’s use. Tenant may, in addition to or in lieu of the use of such cable, install, utilize and maintain new cable reasonably required for Tenant’s business purposes subject to Landlord’s reasonable review and approval of the location and manner of installation, and provided that Tenant uses Dyna Electric for such installation and that such new cable does not exceed 200 pair copper or fibre requiring greater than a one inch inner duct.

8.	Leasehold Improvements.

All improvements in and to the Premises, including any Alterations (collectively, “Leasehold Improvements”) shall remain upon the Premises at the end of the Term without compensation to Tenant. Landlord, however, by written notice to Tenant at least 90 days prior to the Termination Date, may require Tenant, at its expense, to remove (a) any Cable (defined in Section 9.01) installed by or for the benefit of Tenant, and (b) any Alterations that, in Landlord’s reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard office improvements (collectively referred to as “Required Removables”). Required Removables shall include, without limitation, internal stairways (including the Staircase, as defined in the Work Letter), raised floors, personal baths and showers, vaults, rolling file systems, structural alterations and modifications, and, to the extent designated for removal by Landlord in writing upon approval of Tenant’s Plans for the Initial Alterations, metal ceiling acoustical grid system and floating hard lid. Subject to Landlord’s right to designate any metal ceiling acoustical grid system and/or floating hard lid in the Initial Alterations as Required Removables, Landlord shall allow Tenant to install such items as part of the Initial Alterations. The work described in Section 1.A.1 of the Work Letter shall be a Required Removable. Except as specifically set forth above with respect to any metal ceiling acoustical grid system and floating hard lid or the Staircase, no part of the Initial Alterations shall be considered a Required Removable so long as such part of the Initial Alterations is consistent with Tenant’s existing buildout in the adjacent Landmark Building as of the date of this Lease. If Landlord reasonably determines that any of Tenant’s proposed Initial Alterations are not consistent with such existing buildout and that Landlord will designate such Alterations as Required Removables, Landlord shall notify Tenant of such determination in writing at the time Landlord approves Tenant’s Plans for such Initial Alterations. If Landlord fails to so notify Tenant at the time of approval, Landlord shall have no further right to designate such inconsistent Alterations as Required Removables. Required Removables shall be removed by Tenant before the Termination Date. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to perform its obligations in a timely manner, then after giving notice to Tenant of such failure, Landlord may perform such work at Tenant’s expense. Tenant, at the time it requests approval for a proposed Alteration, may request in writing that Landlord advise Tenant whether the Alteration or any portion of the Alteration is a Required

Removable, or that Landlord agree to allow Tenant to remove such Alteration at the end of the Term. Within 10 days after receipt of Tenant’s request. Landlord shall advise Tenant in writing as to which portions of the Alteration are Required Removables and/or whether Landlord agrees that Tenant shall be allowed to remove all or a portion of the Alteration at the end of the Lease Term, in Landlord’s sole discretion.

9.	Repairs and Alterations.

9.01 Tenant shall periodically inspect the Premises to identify any conditions that are dangerous or in need of maintenance or repair. Tenant shall promptly provide Landlord with notice of any such conditions. Tenant shall, at its sole cost and expense, perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this Lease, and keep the Premises in the condition and repair in which they were delivered to Tenant, reasonable wear and tear excepted. Tenant’s repair and maintenance obligations include, without limitation, repairs to: (a) floor covering; (b) interior partitions; (c) doors; (d) the interior side of demising walls; (e) electronic, phone and data cabling and related equipment that is installed by or for the exclusive benefit of Tenant (collectively, “Cable”); (f) supplemental air conditioning units, kitchens, including hot water heaters, plumbing, and similar facilities exclusively serving Tenant; and (g) Alterations. To the extent Landlord is not reimbursed by insurance proceeds, Tenant shall reimburse Landlord for the cost of repairing damage to the Building caused by the acts of Tenant, Tenant Related Parties and their respective contractors and vendors. If Tenant fails to make any repairs to the Premises for more than 15 days after notice from Landlord (although notice shall not be required in an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs, together with an administrative charge in an amount equal to 10% of the cost of the repairs.

9.02 Landlord shall keep and maintain in good repair and working order and perform maintenance upon the: (a) structural elements of the Building; (b) mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general; (c) Common Areas; (d) roof of the Building; (e) exterior windows of the Building; (f) elevators serving the Building, and (g) any backup generators serving the Building. Landlord shall promptly make repairs for which Landlord is responsible. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932, and Sections 1941 and 1942 of the California Civil Code, or any similar or successor Laws now or hereinafter in effect.

9.03 Tenant shall not make alterations, repairs, additions or improvements or install any Cable (collectively referred to as “Alterations”) without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. If cabling alterations (including telecom, data, and electrical) are desired and this work does not include modifications or access to the risers, then Tenant shall be required only to notify Building management in order to obtain approval and access. However, Landlord’s consent shall not be required for any Alteration that satisfies all of the following criteria (a “Cosmetic Alteration”): (a) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting; (b) is not visible from the exterior of the Premises or Building; (c) will not affect the Base Building; and (d) does not require work to be performed inside the walls or above the ceiling of the Premises. Cosmetic Alterations shall be subject to all the other provisions of this Section 9.03. Prior to starting work, Tenant shall furnish Landlord with plans and specifications (if necessary for the issuance of required permits or if reasonably deemed necessary by Landlord due to the nature of the work to be performed); names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Base Building); required permits and approvals; evidence of contractor’s and subcontractor’s insurance in amounts reasonably required by Landlord and naming Landlord as an additional insured: and any security for performance in amounts reasonably required by Landlord. Except as provided above for telecom, data and electrical cabling alterations, changes to previously approved plans and specifications must also be submitted to Landlord for its reasonable approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality reasonably approved by Landlord. Tenant shall reimburse Landlord for any reasonable sums paid by Landlord for third party examination of Tenant’s plans for non-Cosmetic Alterations. In addition, Tenant shall pay Landlord a fee for Landlord’s oversight and coordination of any non-Cosmetic Alterations equal to 5% of the cost of the Alterations. Upon completion. Tenant shall furnish “as-built” plans for non-Cosmetic Alterations, completion affidavits and full and final waivers of lien. Landlord’s approval of an Alteration shall not be deemed a representation by Landlord that the Alteration complies with Law.

10.	Entry by Landlord.

Landlord may enter the Premises to inspect, show or clean the Premises or to perform or facilitate the performance of repairs, alterations or additions to the Premises or any portion of the Building. Except in emergencies or to provide janitorial or security services, Landlord shall provide Tenant with prior notice at least 24 hours prior to such entry, which notice shall be by e-mail to the e-mail address designated by Tenant in Section 1.12 above, and shall use reasonable efforts to minimize any interference with Tenant’s use of the Premises. Except in emergencies or to provide janitorial or security services, such entry shall be during Building Service Hours and Tenant shall be entitled to have an employee of Tenant accompany the person(s) entering the Premises and to have any third parties (such as prospective lenders, purchasers or tenants) so entering the Premises execute Tenant’s standard confidentiality agreement upon sign-in to the Premises, provided Tenant makes such employee and confidentiality agreement available at the time Landlord or such other party desires to enter the Premises as set forth in such prior notice to Tenant, and further provided that such confidentiality agreement is in a standard form that Tenant requires all non-employee entrants to the Premises to execute prior to entry to the Premises and is on commercially reasonable terms. In addition, Landlord shall cause an agent or employee of Landlord to accompany any prospective tenant, lender or purchaser of the Building during any showing of the Premises.

The provisions of Section 7 of Exhibit F shall apply to any Confidential Information to which Landlord or Landlord’s employees may have access during any entry to the Premises hereunder. If Tenant requests maintenance, repairs or any special services in the Premises (or if Landlord requires access to the Premises for maintenance or repairs by a third party contractor or third party agent of Landlord), Tenant may request in writing concurrently with its request (or in the event of Landlord’s proposed access for repairs and maintenance, within 12 hours of Landlord’s notice to Tenant) that any third party contractor or third party agent of Landlord that enters the Premises in connection with such maintenance, repairs or services sign Tenant’s standard confidentiality agreement as provided above. Upon such a Tenant request, Landlord shall provide Tenant with contact information for the applicable agent or contractor so that Tenant may pursue such an agreement, and Landlord shall not allow such third party access to the Premises until Tenant confirms to Landlord that it has obtained such agreement or waived the requirement for such agreement. If Tenant requires a confidentiality agreement from any such third party, Landlord shall not be responsible for any delays that occur in Landlord’s response to Tenant’s request for repairs or services. Nothing in the foregoing shall prohibit Landlord from accessing the Premises with a third party contractor or third party agent without such an agreement in an event of emergency or, following a reasonable period in which Landlord allows Tenant to seek such an agreement, to the extent reasonably necessary to perform maintenance and repairs to the Premises and the Building.

If reasonably necessary, Landlord may temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and after Building Service Hours. Except in emergencies, Landlord shall provide Tenant with reasonable prior verbal notice of such closure. Entry by Landlord shall not constitute a constructive eviction or entitle Tenant to an abatement or reduction of Rent.

Notwithstanding the foregoing, Tenant, at its own expense, may provide its own locks to an area within the Premises (“Secured Area”), such as Tenant’s server room. Tenant need not furnish Landlord with a key, but upon the Termination Date or earlier expiration or termination of Tenant’s right to possession, Tenant shall surrender all such keys to Landlord. If Landlord must gain access to a Secured Area in a non-emergency situation, Landlord shall contact Tenant, and Landlord and Tenant shall arrange a mutually agreed upon time for Landlord to have such access. Landlord shall comply with all reasonable security measures pertaining to the Secured Area. If Landlord determines in its sole discretion that an emergency in the Building or the Premises, including, without limitation, a suspected fire or flood, requires Landlord to gain access to the Secured Area, Tenant hereby authorizes Landlord to forcibly enter the Secured Area. In such event, Landlord shall have no liability whatsoever to Tenant, and Tenant shall pay all reasonable expenses incurred by Landlord in repairing or reconstructing any entrance, corridor, door or other portions of the Premises damaged as a result of a forcible entry by Landlord. Landlord shall have no obligation to provide either janitorial service or cleaning in the Secured Area.

Landlord shall use commercially reasonable efforts to ensure that security guards in the Building do not enter the Premises with third parties, or provide access into the Premises to third parties, except in compliance with this Article 10.

11.	Assignment and Subletting.

11.01 Except in connection with a Permitted Transfer (defined in Section 11.04), Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a “Transfer”) without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed if Landlord does not exercise its recapture rights under Section 11.02. If the entity which controls the voting shares/rights of Tenant changes at any time, such change of ownership or control shall constitute a Transfer unless Tenant is an entity whose outstanding stock is listed on a recognized securities exchange or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed. Tenant hereby waives the provisions of Section 1995.310 of the California Civil Code, or any similar or successor Laws, now or hereinafter in effect, and all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable Laws, on behalf of the proposed transferee. Notwithstanding the foregoing, if Landlord unreasonably withholds its consent to a proposed Transfer, Tenant shall be entitled to make a claim for foreseeable, direct and actual damages suffered by Tenant as a result thereof, but in no event shall Tenant be entitled to receive any consequential, special or indirect damages based upon such claim. Any attempted Transfer in violation of this Section is voidable by Landlord. In no event shall any Transfer, including a Permitted Transfer, release or relieve Tenant from any obligation under this Lease.

11.02 Tenant shall provide Landlord with financial statements for the proposed transferee, a fully executed copy of the proposed assignment, sublease or other Transfer documentation and such other information as Landlord may reasonably request. Within 15 days after receipt of the required information and documentation, Landlord shall either: (a) consent to the Transfer by execution of a consent agreement in a form reasonably designated by Landlord; (b) reasonably refuse to consent to the Transfer in writing; or (c) in the event of an assignment of this Lease or subletting of any portion of the Rentable Area of the Premises for all or substantially all of the remaining Term (excluding unexercised options), recapture the entire Premises, in the event of an assignment, or the floor(s) of the Premises on which such portion is located, in the event of subleasing for all or substantially all of the remaining Term. If Landlord exercises its right to recapture, this Lease shall automatically be amended (or terminated if the entire Premises is being assigned or sublet) to delete the applicable portion of the Premises effective on the proposed effective date of the Transfer. Tenant shall pay Landlord a review fee of $1,500.00 for Landlord’s review of any Permitted Transfer or requested Transfer.

11.03 Tenant shall pay Landlord 60% of all rent and other consideration which Tenant receives as a result of a Transfer that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer on a per rentable square foot basis if less than all of the Premises is transferred (the “Transfer Premium”), Tenant shall pay Landlord for Landlord’s share of the Transfer Premium within 30 days after Tenant’s receipt thereof; provide that Tenant may first deduct from the Transfer Premium all reasonable and customary expenses directly incurred by Tenant attributable to the Transfer, which for the purposes hereof shall be limited to San Francisco market leasing commissions, reasonable legal fees and reasonable tenant construction costs. No Transfer Premium shall be due to Landlord until Tenant has first fully recovered such allowable costs. If Tenant is in Default, Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of Tenant’s share of payments received by Landlord.

11.04 Tenant may assign this Lease to a successor to Tenant by purchase (including to a purchaser of substantially all of the assets of Tenant), merger, consolidation or reorganization (an “Ownership Change”) or assign this Lease or sublet all or a portion of the Premises to an Affiliate without the consent of Landlord, provided that all of the following conditions are satisfied (a “Permitted Transfer”): (a) [intentionally omitted]; (b) in the event of an Ownership Change, Tenant’s successor shall own substantially all of the assets of Tenant and have a net worth which is at least equal to Tenant’s net worth as of the day prior to the proposed Ownership Change; (c) the Permitted Use does not allow the Premises to be used for retail purposes; and (d) Tenant shall give Landlord written notice at least 10 days prior to the effective date of the Permitted Transfer (provided that, if prohibited by confidentiality in connection with a proposed purchase, merger, consolidation or reorganization, then Tenant shall give Landlord written notice within 10 days after the effective date of the proposed purchase, merger, consolidation or reorganization). Tenant’s notice to Landlord shall include information and documentation evidencing the Permitted Transfer and showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement. “Affiliate” shall mean an entity controlled by, controlling or under common control with Tenant.

12.	Liens.

Tenant shall not permit mechanics’ or other liens to be placed upon the Project, Premises or Tenant’s leasehold interest in connection with any work or service done or purportedly done by or for the benefit of Tenant or its transferees. Tenant shall give Landlord notice at least 15 days prior to the commencement of any work in the Premises to afford Landlord the opportunity, where applicable, to post and record notices of non-responsibility. Tenant, within 10 days of notice from Landlord, shall fully discharge any lien by settlement, by bonding or by insuring over the lien in the manner prescribed by the applicable lien Law. If Tenant fails to do so in such 10 day period, Landlord may bond, insure over or otherwise discharge the lien. Tenant shall reimburse Landlord for any actual costs incurred by Landlord, including, without limitation, reasonable attorneys’ fees (to the extent permitted by law) within 30 days after receipt of an invoice from Landlord reasonably describing such costs together with reasonable supporting documentation.

13.	Indemnity and Waiver of Claims.

Tenant hereby waives all claims against and releases Landlord and its trustees, members, principals, beneficiaries, partners, officers, directors, employees, Mortgagees (defined in Section 23) and agents (the “Landlord Related Parties”) from ail claims for any injury to or death of persons, damage to property or business loss in any manner related to (a) Force Majeure, (b) acts of third parties, (c) the bursting or leaking of any tank, water closet, drain or other pipe, (d) the inadequacy or failure of any security services, personnel or equipment, or (e) any matter not within the reasonable control of Landlord. Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties, Tenant shall indemnify, defend and hold Landlord and Landlord Related Parties harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by Law) (collectively referred to as “Losses”), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties by any third party and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties or any of Tenant’s transferees, contractors or licensees. Except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties, Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents (“Tenant Related Parties”) harmless against and from all Losses which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties by any third party and arising out of or in connection with the acts or omissions (including violations of Law) of Landlord or the Landlord Related Parties.

14.	Insurance.

Tenant shall maintain the following insurance (“Tenant’s Insurance”): (a) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of $2,000,000.00; (b) Property/Business Interruption Insurance written on an All Risk or Special Perils form, with coverage for broad form water damage including earthquake sprinkler leakage, at replacement cost value and with a replacement cost endorsement covering all of Tenant’s business and trade fixtures, equipment, movable partitions, furniture, merchandise and other personal property within the Premises (“Tenant’s Property”) and any Leasehold Improvements performed by or for the benefit of Tenant; (c) Workers’ Compensation Insurance in amounts required by Law; and (d) Employers Liability Coverage of at least $1,000,000.00 per occurrence. Any company writing Tenant’s insurance shall have an A.M. Best rating of not less than A-VIII. All Commercial General Liability Insurance policies shall name as additional insureds Landlord (or its successors and assignees), the managing agent for the Building (or any successor), EOP Operating Limited Partnership, Equity Office Properties Trust and their respective members, principals, beneficiaries, partners, officers, directors, employees, and agents, and other designees of Landlord and its successors as the interest of such designees shall appear. All policies of Tenant’s Insurance shall contain endorsements that the insurer(s) shall give Landlord and its designees at least 30 days’ advance written notice of any cancellation, termination, material change or lapse of insurance, provided that 10 days notice shall be sufficient as to non-payment of premiums by Tenant. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant’s Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises, and thereafter upon the written request of Landlord as necessary to assure that Landlord always has current certificates evidencing Tenant’s Insurance. Landlord shall maintain so called All Risk property insurance on the Building at replacement cost value as reasonably estimated by Landlord.

15.	Subrogation.

Landlord and Tenant hereby waive and shall cause their respective insurance carriers to waive any and all rights of recovery, claims, actions or causes of action against the other for any loss or damage with respect to Tenant’s Property, Leasehold Improvements, the Building, the Premises, or any contents thereof, including rights, claims, actions and causes of action based on negligence, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

16.	Casualty Damage.

16.01 If all or any portion of the Premises becomes untenantable by fire or other casualty to the Premises (collectively a “Casualty”), Landlord, with reasonable promptness (Landlord shall use commercially efforts to deliver within 90 days after the date of the Casualty), shall cause a general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required using standard working methods to Substantially Complete (as defined below) the repair and restoration of the Premises and any Common Areas necessary to provide access to the Premises (“Completion Estimate”). If the Completion Estimate indicates that the Premises or any Common Areas necessary to provide access to the Premises cannot be made tenantable within 240 days from the date the repair is started, then either party shall have the right to terminate this Lease upon written notice to the other within 10 days after receipt of the Completion Estimate. Tenant, however, shall not have the right to terminate this Lease if the Casualty was caused by the gross negligence or intentional misconduct of Tenant or any Tenant Related Parties. In addition, Landlord, by notice to Tenant within 90 days after the date of the Casualty, shall have the right to terminate this Lease if: (1) the Premises have been materially damaged and there is less than 15 months of the Term (as the same may have been extended or renewed, including pursuant to Tenant’s Renewal Option set forth in Exhibit F) remaining on the date of the Casualty; (2) any Mortgagee requires that all of the insurance proceeds, or a material portion thereof, be applied to the payment of the mortgage debt; or (3) a material uninsured loss to the Building occurs, unless such loss would have been covered by the insurance that Landlord is required to carry hereunder had Landlord in fact carried such insurance. Notwithstanding the foregoing, Landlord will not be entitled to terminate this Lease solely because there is less than 15 months of the Term remaining if Tenant has an exercisable right to renew or extend the Term and Tenant, within 15 days after receipt of Landlord’s notice of termination, validly exercises such right; provided that the foregoing shall not prohibit Landlord from exercising its right to terminate for any of the other reasons set forth herein. For purposes hereof, “Substantially Complete” shall mean the date that the repair and restoration of the Premises and any Common Areas necessary to provide access to the Premises has been performed, other than any details of construction, mechanical adjustment or any other similar matter, the non-completion of which does not materially interfere with Tenant’s use of the Premises.

16.02 If this Lease is not terminated, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, restore the Premises and Common Areas. Such restoration shall be to substantially the same condition that existed prior to the Casualty, except for modifications required by Law or any other modifications to the Common Areas deemed desirable by Landlord. Upon notice from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all property insurance proceeds payable to Tenant under Tenant’s Insurance with respect to any Leasehold Improvements performed by or for the benefit of Tenant; provided if the estimated cost to repair such Leasehold Improvements exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, the excess cost of such repairs shall be paid by Tenant to Landlord prior to Landlord’s commencement of repairs. Within 15 days of demand, Tenant shall also pay Landlord for any additional excess costs that are determined during the performance of the repairs. Landlord shall not be liable for any inconvenience to Tenant, or injury to Tenant’s business resulting in any way from the Casualty or the repair thereof. Provided that Tenant is not in Default, during any period of time that all or a material portion of the Premises is rendered untenantable as a result of a Casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant.

16.03 The provisions of this Lease, including this Section 16, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises or the Project, and any Laws, including, without limitation. Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any similar or successor Laws now or hereinafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises or the Project.

17.	Condemnation.

Either party may terminate this Lease if any material part of the Premises is taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a “Taking”). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Project which would have a material adverse effect on Landlord’s ability to profitably operate the remainder of the Building. The terminating party shall provide written notice of termination to the other party within 45 days after it first receives notice of the Taking. The termination shall be effective on the date the physical taking occurs. If this Lease is not terminated, Base Rent and Tenant’s Pro Rata Share shall be appropriately adjusted to account for any reduction in the square footage of the Building or Premises. All compensation awarded for a Taking shall be the property of Landlord. The right to receive compensation or proceeds are expressly waived by Tenant, however, Tenant may file a separate claim for Tenant’s Property and Tenant’s reasonable relocation expenses, provided the filing of the claim does not diminish the amount of Landlord’s award. If only a part of the Premises is subject to a Taking and this Lease is not terminated, Landlord, with reasonable diligence, will restore the remaining portion of the Premises as nearly as practicable to the condition immediately prior to the Taking. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure, or any similar or successor Laws.

18.	Events of Default.

Each of the following occurrences shall be a “Default”: (a) Tenant’s failure to pay any portion of Rent when due, if the failure continues for 5 days after written notice to Tenant (“Monetary Default”); (b) Tenant’s failure (other than a Monetary Default) to comply with any term, provision, condition or covenant of this Lease, if the failure is not cured within 30 days after written notice to Tenant provided, however, if Tenant’s failure to comply cannot reasonably be cured within 30 days, Tenant shall be allowed additional time (not to exceed 120 days) as is reasonably necessary to cure the failure so long as Tenant begins the cure within 30 days and diligently pursues the cure to completion; (c) Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts when due or forfeits or loses its right to conduct business; or (d) the leasehold estate is taken by process or operation of Law. All notices sent under this Section shall be in satisfaction of, and not in addition to, notice required by Law.

19.	Remedies.

19.01 Upon the occurrence of any Default under this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations, except for those notices specifically required pursuant to the terms of Section 18 or this Section 19, and waives any and all other notices or demand requirements imposed by applicable law):

(a)	Terminate this Lease and Tenant’s right to possession of the Premises and recover from Tenant an award of damages equal to the sum of the following:

(i)	The Worth at the Time of Award of the unpaid Rent which had been earned at the time of termination;

(ii)	The Worth at the Time of Award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could have been reasonably avoided;

(iii)	The Worth at the Time of Award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could be reasonably avoided;

(iv)	Any other amount necessary to compensate Landlord for all the detriment either proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

(v)	All such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law.

The “Worth at the Time of Award” of the amounts referred to in parts (i) and (ii) above, shall be computed by allowing interest at the lesser of a per annum rate equal to: (A) the greatest per annum rate of interest permitted from time to time under applicable law, or (B) the Prime Rate plus 5%. For purposes hereof, the “Prime Rate” shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord In the State of California. The “Worth at the Time of Award” of the amount referred to in part (iii), above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%;

(b)	Employ the remedy described in California Civil Code § 1951.4 (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations); or

(c)	Notwithstanding Landlord’s exercise of the remedy described in California Civil Code § 1951.4 in respect of an event or events of default, at such time thereafter as Landlord may elect In writing, to terminate this Lease and Tenant’s right to possession of the Premises and recover an award of damages as provided above in Paragraph 19.01 (a).

19.02 The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such Rent. No waiver by Landlord of any breach hereof shall be effective unless such waiver is in writing and signed by Landlord.

19.03 TENANT HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED BY SECTION 3275 OF THE CIVIL CODE OF CALIFORNIA AND BY SECTIONS 1174 (c) AND 1179 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA AND ANY AND ALL OTHER LAWS AND RULES OF LAW FROM TIME TO TIME IN EFFECT DURING THE LEASE TERM PROVIDING THAT TENANT SHALL HAVE ANY RIGHT TO REDEEM, REINSTATE OR RESTORE THIS LEASE FOLLOWING ITS TERMINATION BY REASON OF TENANT’S BREACH. TENANT ALSO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS LEASE.

19.04 No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of Default shall not be deemed or construed to constitute a waiver of such Default.

19.05 If Tenant is in Default of any of its non-monetary obligations under the Lease, Landlord shall have the right to perform such obligations. Tenant shall reimburse Landlord for the cost of such performance upon demand together with an administrative charge equal to 5% of the cost of the work performed by Landlord.

19.06 This Section 19 shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

20.	Limitation of Liability.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) SHALL BE LIMITED TO THE LESSER OF (A) THE INTEREST OF LANDLORD IN THE PROPERTY, OR (B) THE EQUITY INTEREST LANDLORD WOULD HAVE IN THE PROPERTY IF THE PROPERTY WERE ENCUMBERED BY THIRD PARTY DEBT IN AN AMOUNT EQUAL TO 70% OF THE VALUE OF THE PROPERTY, TENANT SHALL LOOK SOLELY TO LANDLORD’S INTEREST IN THE PROPERTY FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD OR ANY LANDLORD RELATED PARTY. NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY, AND IN NO EVENT SHALL LANDLORD OR ANY LANDLORD RELATED PARTY BE LIABLE TO TENANT FOR ANY LOST PROFIT, DAMAGE TO OR LOSS OF BUSINESS OR ANY FORM OF SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGE. NEITHER TENANT OR ANY TENANT RELATED PARTY SHALL BE LIABLE TO LANDLORD FOR ANY LOST PROFIT, DAMAGE TO OR LOSS OF BUSINESS OR ANY FORM OF SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGE, EXCEPT TO THE EXTENT EXPRESSLY ALLOWED IN ARTICLE 22 (HOLDOVER) AND PROVIDED THAT TENANT HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING SHALL NOT PREVENT LANDLORD FROM RECOVERING ANY AND ALL DAMAGES TO WHICH LANDLORD IS ENTITLED IN SUBSECTIONS 19(a)(i)-(iv) OF THIS LEASE FOLLOWING A “Default” BY TENANT HEREUNDER. LANDLORD AGREES, HOWEVER, THAT THE FOREGOING EXCEPTION SHALL NOT PERMIT LANDLORD TO RECOVER FROM TENANT ANY REMOTE, INDIRECT OR INCIDENTAL DAMAGES RESULTING FROM ANY SUCH “Default” BY TENANT, INCLUDING BY WAY OF EXAMPLE FOR DECREASED VALUE OF THE BUILDING, LOSS OF A PROSPECTIVE PURCHASER OR LENDER, CHANGE IN COST OF FUNDS OR OTHER COSTS OF BORROWING, OR CONSTRUCTION DELAY, BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN SECTION 23 BELOW), NOTICE AND REASONABLE TIME TO CURE THE ALLEGED DEFAULT.

21.	Relocation.

[Intentionally Omitted]

22.	Holding Over.

If Tenant fails to surrender all or any part of the Premises at the termination of this Lease, occupancy of the Premises after termination shall be that of a tenancy at sufferance. Tenant’s occupancy shall be subject to all the terms and provisions of this Lease, and Tenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to 150% of the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover. No holdover by Tenant or payment by Tenant after the termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. If Landlord is unable to deliver possession of the Premises to a new tenant or to perform improvements for a new tenant as a result of Tenant’s holdover and Tenant fails to vacate the Premises within 15 days after notice from Landlord, Tenant shall be liable for: (a) commercially reasonable damages Landlord suffers under any new lease as a result of delays in delivering a portion of the Premises to a new tenant or in completing improvements to a portion of the Premises for a new tenant as a result of Tenant’s holdover, (b) losses attributable to the loss of a new tenant as a result of Tenant’s holdover, limited to (i) lost rents due to downtime in which the space is not leased, (ii) additional marketing and leasing costs, and (iii) the differential in Rent of any replacement lease in comparison to the lease that was lost as a result of such holdover; provided, however, such damages shall not include indirect, non-tenancy related damages such as those attributable to the loss of a prospective purchaser or lender or decreased value of the Building. Nothing herein contained shall provide for any other damages against Tenant as a result of its holdover except as specifically set forth in this Article 22.

23.	Subordination to Mortgages; Estoppel Certificate.

Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) of trust, ground lease(s) or other lien(s) now or subsequently arising upon the Premises, the Building or the Project, and to renewals, modifications, refinancings and extensions thereof (collectively referred to as a “Mortgage”). The party having the benefit of a Mortgage shall be referred to as a “Mortgagee”. This clause shall be self-operative, but upon request from a Mortgagee, Tenant shall execute a commercially reasonable subordination agreement in favor of the Mortgagee. As an alternative, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. Upon request, Tenant, without charge, shall attorn to any successor to Landlord’s interest in this Lease. Landlord and Tenant shall each, within 10 days after receipt of a written request from the other, execute and deliver a commercially reasonable estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). Without limitation, such estoppel certificate may include a certification as to the status of this Lease, the existence of any defaults and the amount of Rent that is due and payable.

Concurrent with its execution and delivery to Landlord of this Lease, Tenant shall execute and deliver to Landlord the Agreement of Subordination, Non-Disturber and Attornment attached hereto as Exhibit I (the “SNDA”) with respect to the Ground Lease (as defined in the SNDA). Landlord shall make commercially reasonable efforts to provide to Tenant, or cause Teachers (as defined in the SNDA) to provide to Tenant, a fully executed SNDA within 30 days following the date Tenant delivers to Landlord the SNDA executed by Tenant (the “SNDA Due Date”). If Landlord fails to deliver a fully executed SNDA to Tenant by the SNDA Due Date, Tenant shall receive (i) one-half (1/2) day of Base Rent abatement with respect to the 8th and 9lh floors for every one (1) day after the SNDA Due Date and prior to the date that is 14 days later (the “Delayed SNDA Date”) during which Landlord continues to fail to deliver a fully executed SNDA to Tenant, and (ii) one (1) day of Base Rent abatement with respect to the 8lh and 9lh floors (and with respect to any portion of the 7lh floor on which Base Rent has then commenced, if any) for every one (1) day after the Delayed SNDA Date during which Landlord continues to fail to deliver a fully executed SNDA to Tenant. Notwithstanding the foregoing, Tenant shall not be entitled to any abatement of Rent pursuant to the foregoing for any period following the termination of the Mortgage interests described in the SNDA.

24.	Notice.

All demands, approvals, consents or notices (collectively referred to as a “notice”) shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested or sent by overnight or same day courier service at the party’s respective Notice Address(es) set forth in Section 1. Each notice shall be deemed to have been received on the earlier to occur of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or any other Notice Address of Tenant without providing a new Notice Address, 3 days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address (other than to a post office box address) by giving the other party written notice of the new address.

25.	Surrender of Premises.

At the termination of this Lease or Tenant’s right of possession, Tenant shall remove Tenant’s Property from the Premises, and quit and surrender the Premises to Landlord, broom clean, and in the order, condition and repair in which the Premises were delivered to Tenant hereunder, ordinary wear and tear and damage which Landlord is obligated to repair hereunder excepted. If Tenant fails to remove any of Tenant’s Property within 2 days after termination of this Lease or Tenant’s right to possession, Landlord, at Tenant’s sole cost and expense, shall be entitled (but not obligated) to remove and store Tenant’s Property remaining in the Premises after surrender. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant’s Property. Tenant shall pay Landlord, upon demand, the reasonable expenses and storage charges incurred. If Tenant fails to remove Tenant’s Property from the Premises or storage, within 30 days after notice, Landlord may deem all or any part of Tenant’s Property to be abandoned and title to Tenant’s Property shall vest in Landlord.

26.	Miscellaneous.

26.01 This Lease shall be interpreted and enforced in accordance with the Laws of the State of California and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state. If any term or provision of this Lease shall to any extent be void or unenforceable, the remainder of this Lease shall not be affected. If there is more than one Tenant or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be Joint and several obligations of all the parties and entities, and requests or demands from any one person or entity comprising Tenant shall be deemed to have been made by all such persons or entities. Notices to any one person or entity shall be deemed to have been given to all persons and entities. Tenant represents and warrants to Landlord that each individual executing this Lease on behalf of Tenant is authorized to do so on behalf of Tenant and that Tenant is not, and the entities or individuals constituting Tenant or which may own or control Tenant or which may be owned or controlled by Tenant are not, among the individuals or entities identified on any list compiled pursuant to Executive Order 13224 for the purpose of identifying suspected terrorists. Landlord represents and warrants to Tenant that each individual executing this Lease on behalf of Landlord is authorized to do so on behalf of Landlord.

26.02 If either party institutes a suit against the other for violation of or to enforce any covenant, term or condition of this Lease, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys’ fees. Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease. Either party’s failure to declare a default immediately upon its occurrence, or delay in taking action for a default, shall not constitute a waiver of the default, nor shall it constitute an estoppel.

26.03 Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant (other than the payment of the Security Deposit or Rent), the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, acts of God, shortages of labor or materials, war, terrorist acts, civil disturbances and other similar causes beyond the reasonable control of the performing party (“Force Majeure”).

26.04 Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and Project. Upon transfer Landlord shall be released from any obligations hereunder arising from and after the date of such transfer and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations, provided that, any successor pursuant to a voluntary, third party transfer (but not as part of an involuntary transfer resulting from a foreclosure or deed In lieu thereof) shall have assumed Landlord’s obligations under this Lease, and further provided that Landlord and its successors, as the case may be, shall remain liable after their respective periods of ownership with respect to any sums due in connection with a breach or default by such party that arose during such period of ownership by such party.

26.05 Landlord has delivered a copy of this Lease to Tenant for Tenant’s review only and the delivery of it does not constitute an offer to Tenant or an option. Tenant represents that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Landlord agrees to pay a brokerage commission to Broker in accordance with the terms of a separate written commission agreement to be entered into between Landlord and Broker. Tenant shall indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord shall indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease. Equity Office Properties Management Corp. (“EOPMC”) is an affiliate of Landlord and represents only the Landlord in this transaction. Any assistance rendered by any agent or employee of EOPMC in connection with this Lease or any subsequent amendment or modification hereto has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.

26.06 Time is of the essence with respect to this Lease; provided, however, that failure of Landlord to provide Tenant with any notification within the time periods prescribed in this Lease regarding adjustments in Base Rent, reimbursements for any Expenses or Taxes or any other charges provided for hereunder, shall not relieve Tenant of its obligation to make such payments, which payments shall be made by Tenant at such time as required under this Lease. The expiration of the Term, whether by lapse of time, termination or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or termination of this Lease.

26.07 Tenant may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements. This covenant shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building.

26.08 This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself any and all rights not specifically granted to Tenant under this Lease. This Lease constitutes the entire agreement between the parties and supersedes all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents. Neither party is relying upon any warranty, statement or representation not contained in this Lease. This Lease may be modified only by a written agreement signed by an authorized representative of Landlord and Tenant.

Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:

CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EOM GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Equity Office Management, L.L.C., a Delaware limited liability company, its non-member manager

		By:	/s/ Mark Geisreiter
		Name:	Mark Geisreiter
		Title:	Senior Vice President

TENANT:

SALESFORCE.COM, INC., a Delaware corporation

By:	/s/ David Schellhase
Name:	David Schellhase
Title:	VP & General Counsel

By:	/s/ Steve Cakebread
Name:	Steve Cakebread
Title:	SVP & CFO

Tenant’s Tax ID Number (SSN or FEIN): 94-3320693

EXHIBIT A-1

OUTLINE AND LOCATION OF PREMISES

This Exhibit is attached to and made a part of the Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”) for space in the Spear Tower in the Building located at One Market, San Francisco, California.

STE
900

FLOOR A9
One Market
Spear Tower
One Market Street
San Francisco, CA 94105

STE
800

FLOOR A8
One Market
Spear Tower
One Market Street
San Francisco, CA 94105

STE
700
STE
775
STE
725

FLOOR A7
One Market
Spear Tower
One Market Street
San Francisco, CA 94105

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EXHIBIT A-2

LEGAL DESCRIPTION OF PROJECT

This Exhibit is attached to and made a part of the Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”) for space in the Spear Tower in the Building located at One Market, San Francisco, California.

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO, CITY OF SAN FRANCISCO, AND IS DESCRIBED AS FOLLOWS:

PARCEL ONE:

BEGINNING at the point of intersection of the Northwesterly line of Mission Street with the Southwesterly line of Steuart Street; thence North 44° 51’ 51” West along said Southwesterly line, 334.33 feet to a point in a line parallel with and distant 334.33 feet Northwesterly, measured at right angles, from said Northwesterly line of Mission Street; thence South 45° 08’ 09” West along said parallel line 32 feet and 4-1/2 inches; thence North 44° 51’ 51” West 6 feet and 1-1/2 inches; thence South 45 ° 08’ 09” West 16 feet and 4 inches; thence North 44° 51’ 51” West 112 feet and 5-1/8 inches: thence South 45° 08’ 09” West 177 feet and 7-1/2 inches; thence South 44° 51’ 51” East 112 feet and 5-1/8 inches; thence South 45° 08’ 09” West 16 feet and 3-1/2 inches; thence South 44° 51’ 51” East 6 feet and 1-1/2 inches to a point in said parallel line; thence South 45 ° 08’ 09” West along said parallel line 32 feet and 4-1/2 inches to a point in the Northeasterly line of Spear Street; thence South 44° 51’ 51” East along said Northeasterly line 334.33 feet to a point in said Northwesterly line of Mission Street; thence North 45° 08’ 09” East along said Northwesterly line 275 feet to the point of beginning.

Assessor’s Lot 7, Block 3713.

PARCEL TWO:

Leasehold Estate as created by that certain lease Agreement (herein called “Ground Lease”) dated April 16, 1973, made by and between Southern Pacific Land Company, a California corporation, as Lessor and One Market Plaza, a joint Venture composed of the Equitable Life Assurance Society of the United States, a New York corporation, and Southern Pacific Land Company, a California corporation, as Lessee, upon the terms and conditions contained therein, a short form of which was recorded April 24, 1973 in Book B755, Page 597, Series No. V71530, Official Records; as amended by First Amendment to Lease dated as of September 29, 1995 and recorded October 3, 1995 in Book G479, Page 280, Series No. 95-F866002, Official Records.

The Lessee’s interest thereunder was assigned of record to ZML-One Market Limited Partnership, a Delaware limited partnership, by instrument recorded November 22, 1994 in Book G263, Page 204, Series No. 94-F716286-00, Official Records.

Which Ground Lease demises and leases for a term commencing on April 16, 1973 and expiring on April 15, 2072 the following described land:

BEGINNING at the point of intersection of the Northwesterly line of Mission Street with die Southwesterly line of Steuart Street; thence North 44° 51’ 51” West along said Southwesterly line 334.33 feet to a point in a line parallel with and distant 334.33 feet Northwesterly, measured at right angles, from said Northwesterly line of Mission Street; thence South 45° 08’ 09” West along said parallel line 32 feet and 4- 1/2 inches; thence North 44° 51’ 51” West 6 feet and 1-1/2 inches; thence South 45° 08’ 09” West 16 feet and 4 inches; thence North 44° 51’ 51” West 112 feet and 5-1/8 inches; thence South 45° 08’ 09” West

LEGAL DESCRIPTION IS CONTINUED ON THE FOLLOWING PAGE

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177 feet and 7-1/2 inches; thence South 44° 51’ 51” East 112 feet and 5-1/8 inches; thence South 45° 08’ 09” West 16 feet and 3-1/2 inches; thence South 44° 51’ 51” East 6 feet and 1-1/2 inches to a point in said parallel line; thence South 45° 08’ 09” West along said parallel line 32 feet and 4-1/2 inches to a point in the Northeasterly line of Spear Street; thence South 44° 51’ 51” East along said Northeasterly line, 334.33 feet to a point in said Northwesterly line of Mission Street; thence North 45° 08’ 09” East along said Northwesterly line 275 feet to the point of beginning.

Assessor’s Lot 7, Block 3713.

PARCEL THREE:

Leasehold Estate as created by that certain Lease Agreement (herein called “Lobby Lease”) dated April 16, 1973, made by and between Southern Pacific Transportation Company, a Delaware corporation, as Lessor, and One Market Plaza, a joint venture composed of the Equitable Life Assurance Society of the United States, a New York corporation, and Southern Pacific Land Company, a California corporation, as Lessee, upon the terms and conditions contained therein, a short form of which recorded April 24, 1973 in Book B755, Page 592, Series No. V71529, Official Records; as affected by First Amendment to Lobby Lease dated as of January 12, 1992.

The Lessee’s interest thereunder was assigned of record to ZML-One Market Limited Partnership, a Delaware limited partnership, by instrument recorded November 22, 1994, Book G263, Page 205, Series No. 94-F716287-00, Official Records.

Which Lobby Lease demises and leases for a term commencing on July 15, 1976 and expiring on July 14, 2025, with five (5) ten year renewal options, certain portion of the ground floor of the South Pacific Building, situated on the following described land:

BEGINNING at a point on the Southwesterly line of Steuart Street that is distant North 44° 51’ 51” West 334.33 feet from the Northwesterly line of Mission Street; thence South 45° 08’ 09” West being parallel with and distant 334.33 feet Northwesterly, measured at right angles, from said Northwesterly line of Mission Street 32 feet and 4-1/2 inches; thence North 44° 51’ 51” West 6 feet and 1-1/2 inches; thence South 45° 08’ 09” West 16 feet and 4 inches; thence North 44° 51’ 51” West 112 feet and 5-1/8 inches; thence South 45° 08’ 09” West 177 feet 7-1/2 inches; thence South 44° 51’ 51” East 112 feet and 5-l/8 inches; thence South 45° 08’ 09” West 16 feet and 3-1/2 inches; thence South 44° 51’ 51” East 6 feet and 1-1/2 inches to a point in said line that is parallel with and distant 334.33 feet Northwesterly, measured at right angles from said Northwesterly line of Mission Street; thence South 45° 08’ 09” West along said parallel line 32 feet and 4-1/2 inches to the point on the Northeasterly line of Spear Street; thence North 44° 51’ 51” West along said Northeasterly line 216 feet to a point on the Southeasterly line of Market Street; thence North 45° 08’ 09” East along said Southeasterly line, 275 feet to a point in said Southwesterly line of Steuart Street; thence South 44° 51’ 51” East along last said line 216 feet to the point of beginning.

LEGAL DESCRIPTION IS CONTINUED ON THE FOLLOWING PAGE

3

EXCEPTING THEREFROM as recaptured by Lessor that certain portion of the demised premises, defined and described as the Cocorico Space in the aforesaid First Amendment to Lobby Lease.

TOGETHER WITH an easement to maintain and supplement as necessary the then currently existing wiring, piping, conduit, meters, detectors, electrical connections or equipment that serves and/or runs through the Cocorico Space; and easements for access into the Cocorico Space and other portions of the Southern Pacific Building and for the right to enter the Cocorico Space and other portions of the Southern Pacific Building; as defined and described in the aforesaid First Amendment To Lobby Lease.

Assessor’s Lot 6, Block 3713.

4

EXHIBIT B

EXPENSES AND TAXES

This Exhibit is attached to and made a part of the Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”) for space in the Spear Tower in the Building located at One Market, San Francisco, California.

1. Payments.

1.01 Tenant shall pay Tenant’s Pro Rata Share of the amount, if any, by which Expenses (defined below) for each calendar year during the Term exceed Expenses for the Base Year (the “Expense Excess”) and also the amount, if any, by which Taxes (defined below) for each calendar year during the Term exceed Taxes for the Base Year (the “Tax Excess”). If either Expenses or Taxes in any calendar year decrease below the amount of Expenses or Taxes for the Base Year, the amount of such decrease shall offset any increase in the other category for that calendar year; provided that if following such offset the combination of Expenses and Taxes in any calendar year decreases below the combination of Expenses and Taxes for the Base Year, Tenant’s Pro Rata Share of Expenses or Taxes, as the case may be, for that calendar year shall be $0. Landlord shall provide Tenant with a good faith estimate of the Expense Excess and of the Tax Excess for each calendar year during the Term. On or before the first day of each month commencing after the end of the Base Year, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant’s Pro Rata Share of Landlord’s estimate of both the Expense Excess and Tax Excess. After its receipt of the revised estimate. Tenant’s monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Expense Excess or the Tax Excess by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year’s estimate(s) until Landlord provides Tenant with the new estimate.

1.02 As soon as is practical following the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual Expenses and Expense Excess and the actual Taxes and Tax Excess for the prior calendar year (including the Base Year). If the estimated Expense Excess or estimated Tax Excess for the prior calendar year is more than the actual Expense Excess or actual Tax Excess, as the case may be, for the prior calendar year, Landlord shall either provide Tenant with a refund or apply any overpayment by Tenant against Additional Rent due or next becoming due, provided if the Term expires before the determination of the overpayment, Landlord shall refund any overpayment to Tenant after first deducting the amount of Rent due. If the estimated Expense Excess or estimated Tax Excess for the prior calendar year is less than the actual Expense Excess or actual Tax Excess, as the case may be, for such prior year. Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses or Taxes, any underpayment for the prior calendar year. The foregoing provisions regarding adjustments shall survive the termination of the Lease.

2. Expenses.

2.01 “Expenses” means all costs and expenses incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Project which, except as provided in subsection (i) below, shall be determined in accordance with generally accepted accounting principles, consistently applied (as such principles may from time to time be modified in accordance with property management practices of institutional owners of first class office buildings located in San Francisco other than Equity Office Properties). Landlord agrees to act in a commercially reasonable manner in incurring Expenses, taking into consideration the class and the quality of the Building. Expenses include, without limitation: (a) all labor and labor related costs for personnel at or below the level of general manager, including wages, salaries, bonuses, taxes, insurance, uniforms, training, retirement plans, pension plans and other employee benefits, provided that if any employee performs services in connection with the Building and/or Project and other buildings and/or projects, costs associated with such employee shall to the extent included be proportionately included in Expenses based on the percentage of time such employee spends in connection with the operation, maintenance and management of the Building and/or Project; (b) management fees; (c) the cost of equipping, staffing and operating an on-site or off-site management office for the Building, provided if the management office services one or more other buildings or properties, the shared costs and expenses of equipping, staffing and operating such management office(s) shall be equitably prorated and apportioned between the Building and the other buildings or properties, and further provided that Expenses attributable to such other buildings or properties shall be determined in accordance with the terms and conditions of this Exhibit B; (d) accounting costs; (e) the cost of services set forth in Section 7.01 of the Lease and actually provided; (f) rental and purchase cost of parts, supplies, tools and equipment; (g) insurance premiums and deductibles; (h) electricity, gas and other utility costs; and (i) the amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) which are: (1) performed primarily to reduce current or future operating expense costs or

1

otherwise improve the operating efficiency of the Project, provided that Landlord, based on expert third party advice, reasonably believes that such improvements will reduce operating expense costs or improve the operating efficiency of the Building, but only to the extent of actual savings in Expenses directly attributable to such capital improvement, as reasonably estimated by Landlord; or (2) required to comply with any Laws that are enacted, or first interpreted to apply to the Project, after the date of this Lease. The cost of capital improvements shall be amortized by Landlord over the lesser of the Payback Period (defined below) or the useful life of the capital improvement as reasonably determined by Landlord. The amortized cost of capital improvements may, at Landlord’s option, include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement, but not to exceed Landlord’s cost of capital at the time of the expenditure. “Payback Period” means the reasonably estimated period of time that it takes for the cost savings resulting from a capital improvement to equal the total cost of the capital improvement. Landlord, by itself or through an affiliate, shall have the right to directly perform, provide and be compensated for any services under this Lease, provided that the cost does not exceed the cost for comparable third party companies offering comparable services in office buildings similar to the Building in class, size, age and location. If Landlord incurs Expenses for the Building or Project together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses shall be equitably prorated and apportioned between the Building and Project and the other buildings or properties.

2.02 Expenses shall not include: the cost of capital improvements (except as set forth above); depreciation; principal payments of mortgage and other non-operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, rental abatements and construction allowances granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases, attorney’s fees and other expenses incurred in connection with negotiations or disputes with prospective tenants or tenants or other occupants of the Building. Expenses also shall not include:

(a)	costs incurred by Landlord in connection with the correction of defects in design and construction of the Building or Property,

(b)	advertising and promotional expenditures,

(c)	Landlord’s charitable and political contributions,

(d)	reserves,

(e)	ground lease rental.

2.03 If at any time during a calendar year the Building is not at least 100% occupied or Landlord is not supplying services to at least 100% of the total Rentable Square Footage of the Project, Expenses shall, at Landlord’s option, be determined as if the Building had been 100% occupied and Landlord had been supplying services to 100% of the Rentable Square Footage of the Project. If Expenses for a calendar year are determined as provided in the prior sentence, Expenses for the Base Year shall also be determined in such manner. The extrapolation of Expenses under this Section shall be performed in accordance with the methodology specified by the Building Owners and Managers Association.

2.04 Notwithstanding the foregoing, for purposes of computing Tenant’s Pro Rata Share of Expenses, the Controllable Expenses (defined below) shall not increase by more that 5% per calendar year on a compounding and cumulative basis over the course of the Term. In other words, Controllable Expenses for the first calendar year after the Base Year shall not exceed 105% of the Controllable Expenses for the Base Year. By way of example, if Controllable Expenses were $10.00 per rentable square foot for the Base Year, then Controllable Expenses for the first calendar year following the Base Year shall not exceed $10.50 per rentable square foot and Controllable Expenses for the second calendar year following the Base Year shall not exceed $11.03 per rentable square foot. The term, “Controllable Expenses” shall mean all Expenses exclusive of the cost of insurance, utilities and capital improvements.

3. “Taxes” shall mean: (a) all real property taxes and other assessments on the Building and/or Project, including, but not limited to, gross receipts taxes, assessments for special improvement districts and building improvement districts, governmental charges, fees and assessments for police, fire, traffic mitigation or other governmental service of purported benefit to the Project, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments and the Project’s share of any real estate taxes and assessments under any reciprocal easement agreement, common area agreement or similar agreement as to the Project; (b) all personal property taxes for

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property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Project, provided if such property services one or more other buildings or properties, the shared personal property taxes for such property shall be equitably prorated and apportioned between the Building and the other buildings or properties; and (c) all costs and fees incurred in connection with seeking reductions in any tax liabilities described in (a) and (b), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any income, capital levy, transfer, capital stock, gift, estate or inheritance tax. If a change in Taxes is obtained for any year of the Term during which Tenant paid Tenant’s Pro Rata Share of any Tax Excess, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on the adjustment. Likewise, if a change is obtained for Taxes for the Base Year, Taxes for the Base Year shall be restated and the Tax Excess for all subsequent years shall be recomputed. Tenant shall pay Landlord the amount of Tenant’s Pro Rata Share of any such increase in the Tax Excess within 30 days after Tenant’s receipt of a statement from Landlord. The foregoing provisions regarding adjustments shall survive termination of the Lease.

4. Audit Rights. Tenant, within 365 days after receiving Landlord’s statement of Expenses, may give Landlord written notice (“Review Notice”) that Tenant intends to review Landlord’s records of the Expenses for the calendar year to which the statement applies. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. If any records are maintained at a location other than the management office for the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. If Tenant retains an agent to review Landlord’s records, the agent must be with a CPA firm licensed to do business in the state where the Project is located. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. However, notwithstanding the foregoing, if Landlord and Tenant determine that Expenses for the Building for the year in question were less than stated by more than 5%, Landlord, within 30 days after its receipt of paid invoices therefor from Tenant, shall reimburse Tenant for the reasonable amounts paid by Tenant to third parties in connection with such review by Tenant. Landlord shall either refund any overpayment by Tenant or apply such overpayment to the next installment(s) of Rent due, in accordance with Section 1.02 above. Within 90 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an “Objection Notice”) stating in reasonable detail any objection to Landlord’s statement of Expenses for that year. If Tenant fails to give Landlord an Objection Notice within the 90 day period or fails to provide Landlord with a Review Notice within the 365 day period described above, Tenant shall be deemed to have approved Landlord’s statement of Expenses and shall be barred from raising any claims regarding the Expenses for that year. In no event shall Tenant be permitted to examine Landlord’s records or to dispute any statement of Expenses unless Tenant has paid and continues to pay all Rent when due. Notwithstanding the foregoing, if any audit establishes that any line item of Expenses was improperly calculated, Tenant shall be entitled to review that particular line item for any preceding calendar year during the Term to determine whether the error was also made in such prior calendar years, and if any overcharge for such line item is discovered, Tenant shall be entitled to a refund in the manner set forth herein. The records obtained by Tenant shall be treated as Confidential Information (as defined in Section 7 of Exhibit F to the Lease).

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EXHIBIT C

WORK LETTER

This Exhibit is attached to and made a part of the Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”) for space in the Spear Tower in the Building located at One Market, San Francisco, California.

As used in this Work Letter, the “Premises” shall be deemed to mean the Initial Premises and the Additional Premises, as initially defined in the attached Lease.

1.	Alterations and Allowance.

A.

Tenant, following the delivery of the Initial Premises by Landlord (or, with respect to the Additional Premises, following delivery of the applicable Additional Premises by Landlord) and the full and final execution and delivery of the Lease to which this Exhibit is attached and all prepaid rental, letters of credit and security deposits required under such agreement, shall have the right to commence construction of alterations and improvements in the applicable Premises (the “Initial Alterations”). Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Initial Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Section 9 of the Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations (including CAD drawings from Tenant’s architect) and the contractors to be retained by Tenant to perform such Initial Alterations. Notwithstanding the foregoing, due to Tenant’s desire to occupy all or a portion of the Premises prior to December 15, 2004, Landlord agrees that Tenant shall be entitled to complete performance of the Initial Alterations pursuant to a design/build framework, provided that the Building MEP engineers, Glumac International, shall review and approve Tenant’s design/build drawings when such design/build drawings are at the following stages: (i) 50% complete drawings (i.e., indicating preliminary power requirements, identification of any special requirements; i.e., 24/7 air and AC tonnage, specialty lighting requirements and initial plumbing layout); (ii) 90% complete drawings (complete drawing set issued to the City of San Francisco for permit) and (iii) final drawings. Glumac shall not disapprove any drawings to the extent such drawings are logically derived from and consistent with the previously-approved, less-detailed drawings, unless and only to the extent that the more detailed drawings identify or raise concerns that were not reasonably identifiable in the previous drawings. Glumac International to review, comment and/or reasonably approve said drawings within the following schedule: (i) within five (5) Business Days following receipt of the 50% complete drawings, (ii) within seven (7) Business Days following receipt of the 90% drawings, and (iii) within ten (10) Business Days following receipt of the final drawings. Tenant shall contract with one of the following Landlord approved contractors: Turner Construction or BCCI, or any other mutually agreed upon contractor. In addition, Tenant shall be required to use the Building’s life and safety subcontractor, Siemens, and Ed Rivera Consulting for all structural design and Dyna Electric for all riser connections. Tenant shall provide a list of proposed mechanical and plumbing subcontractors for Landlord approval prior to entering into contracts with these design/build subcontractors. Tenant shall be responsible for all elements of the design of Tenant’s plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans shall in no event relieve Tenant of the responsibility for such design. Landlord’s approval of the final plans for the Initial Alterations and the contractors to perform the Initial Alterations shall not be unreasonably withheld, conditioned or delayed. The parties agree that Landlord’s approval of the general contractor to perform the Initial Alterations shall not be considered to be unreasonably withheld if any such general contractor (i) does not have trade references reasonably acceptable to Landlord, (ii) does not maintain insurance as required pursuant to the terms of this Lease, (iii) does not have the ability to be bonded for the work in an amount of no less than 150% of the total estimated cost of the Initial Alterations, (iv) does not provide current financial statements reasonably acceptable to Landlord, or (v) is not licensed as a contractor in the state/municipality in which the Premises is located. Tenant acknowledges the foregoing is not intended to be an exclusive list of the reasons why Landlord may reasonably withhold its consent to a general contractor. If Tenant hires any third party to conduct work or improvements in the Premises or elsewhere in the Building or on the Property, Tenant shall (a) hire only contractors that have hired or will hire union laborers and workers for such work and improvements and, (b) to the extent that such contractors hire subcontractor(s) to perform such work or improvements, Tenant and its contractor shall cause such subcontractor(s)

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to hire only union laborers and workers for such work and improvements. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties nor shall the Commencement Date of the Term be extended as a result of Tenant’s failure to abide by the foregoing provisions of this Section I.A.

Landlord and Tenant acknowledge that the 9th floor initial Premises are initially intended for fast track occupancy with temporary move-in plans. Dyna Electric shall be the single source for all riser access and connections. Following the initial temporary occupancy of the 9th floor Premises, Tenant shall prepare design/build plans for such Premises and adhere to the design/build procedures set forth above.

Landlord acknowledges that Tenant’s plans will include the following items of work and subject to the requirements set forth below the same are hereby approved by Landlord:

1.	Subject to applicable code requirements and Landlord review and reasonable approval of Tenant’s plan, Landlord will allow Tenant to remove a mutually acceptable window on the northern portion of the 7th floor, Spear Tower to create a functional entrance for ingress/egress to the roof of the Annex Building adjoining the Building (Annex roof deck) for access to the Landmark Building adjoining the Annex Building. Tenant will be responsible for all costs relating to its design, approval, construction, installation, code compliance, maintenance, damage and restoration to its original condition. Landlord will repair any roof penetrations caused by Tenant. Landlord shall consult with Tenant prior to commencing such repairs, and Tenant shall be responsible for Landlord’s reasonable costs incurred in connection with such repairs. In addition, Tenant will observe and comply with San Francisco code ingress/egress and assembly requirements and will maintain the cleanliness (i.e. trash removal, deck sweeping) and consistently tidy appearance of the Annex roof deck. Exhibit F of that certain Fourth Amendment dated May 5, 2000 to that certain lease by and between Landlord and TMG/One Market dated August 7, 1975 (the “TMG Lease”), which by this reference are incorporated herein, contains the rules and regulations for the Annex roof deck.

2.	Subject to applicable code requirements and Landlord review and reasonable approval of Tenant’s plan, Landlord will allow Tenant to construct an interior code compliant stairwell between the 7th, 8th and 9th floors, Spear Tower (the “Staircase”).

3.	Subject to applicable code requirements and Landlord review and reasonable approval of Tenant’s plan, Landlord will allow Tenant to install supplemental HVAC to support their data/LAN closets.

4.	Subject to applicable code requirements and Landlord review and reasonable approval of Tenant’s plans as described above, Initial Alterations consistent with Tenant’s existing buildout in the adjacent Landmark Building as of the date of this Lease.

B.

Landlord agrees to contribute the sum of $917,782.75 (the “Allowance”) toward the cost of performing the Initial Alterations in preparation of Tenant’s occupancy of the Premises. The Allowance may only be used for hard costs in connection with the Initial Alterations, except that a maximum of $2.50 per rentable square foot of the entire Premises (or $136,982.50) may be used for architectural design fees, consultant or permit fees. The Allowance shall be paid to Tenant or, at Tenant’s option provided that Tenant provides written notice to Landlord of Tenant’s election of such option prior to or concurrent with Tenant’s request for payment, to the order of the general contractor that performs the Initial Alterations, in periodic disbursements within 30 days after receipt of the following documentation: (i) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein: (ii) a certification from an AIA architect substantially in the form of the Architect’s Certificate for Payment which is located on AIA Document G702, Application and Certificate of Payment; (iii) contractor’s, subcontractor’s and material supplier’s waivers of liens which shall cover all Initial Alterations for which disbursement is being requested, together with all invoices as Landlord or Landlord’s Mortgagee may reasonably require; (iv) plans and specifications for the Initial Alterations for which reimbursement is being requested, together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all laws affecting the Building, Property and Premises; (vi) copies of all construction contracts for the Initial Alterations for which reimbursement is being requested, together with copies of all change orders thereto, if any; and (vii) a request to disburse from Tenant containing an approval by Tenant of the work for which reimbursement is requested. Upon completion of the Initial Alterations (or upon any portion

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thereof to the extent such portion is constructed pursuant to a separate general contract), Tenant shall furnish Landlord with: (1) general contractor and architect’s completion affidavits, (2) full and final waivers of lien, (3) receipted bills covering all labor and materials expended and used, and (4) the certification of Tenant and its architect that the Initial Alterations have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. In no event shall Landlord be required to disburse the Allowance more than one time per month. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Allowance during the continuance of an uncured default under the Lease of which Tenant has been previously notified, or of which Tenant is immediately notified by Landlord upon receipt of a disbursement request, and Landlord’s obligation to disburse shall only resume when and if such default is cured. Tenant shall deliver final, stamped as-built plans of the Initial Alterations promptly following completion of the Initial Alterations.

C.	In no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. If Tenant does not submit a request for payment of the entire Allowance to Landlord in accordance with the provisions contained in this Exhibit by the date which is six (6) months following Landlord’s delivery of the last portion of the Additional Premises to Tenant, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations and/or Allowance. Landlord shall be entitled to deduct from the Allowance a construction management fee for Landlord’s oversight of the Initial Alterations in an amount equal to 2% of the general contractor’s total invoice for the Initial Alterations, not to exceed $40,000.00 in the aggregate for the Initial Premises and the Additional Premises.

D.	Landlord shall provide Tenant with an allowance (the “Space Planning Allowance”) in an amount not to exceed $4,509.12 (i.e. a sum equal to Twelve Cents ($0.12) per rentable square foot of the Initial Premises) to be applied toward preparation of the initial space plans for the Initial Alterations in the Premises and for the window removal/access work described in Section A.1 above, and of one (1) revision to each of the foregoing (the “Space Planning Costs”). Landlord shall disburse the Space Planning Allowance, or applicable portion thereof, to Tenant within 30 days after the later to occur of (A) receipt of paid invoices from Tenant with respect to Tenant’s actual Space Planning Costs, and (B) the Commencement Date. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Allowance during the continuance of an uncured default under the Lease of which Tenant has been previously notified, or of which Tenant is immediately notified by Landlord upon receipt of a disbursement request, and Landlord’s obligation to disburse shall only resume when and if such default is cured. In no event shall Landlord have any obligation to disburse any portion of the Space Planning Allowance after the date which is 6 months after the Commencement Date.

E.	Landlord shall provide path of travel information in support of Tenant’s permit application for the Initial Alterations provided that Tenant provides Landlord with at least 2 weeks advance notice of the date of permit submission.

II.	Landlord Work.

A.	Landlord, at its sole cost and expense (subject to the terms and provisions of Section 2 below) shall (if the same have not been previously completed) perform certain “warm shell” improvements to the Premises (including the restrooms and elevator lobbies on the floors on which the Premises are located) in accordance with the following work list (the “Work List”) using Building standard methods, materials and finishes. Any improvements required to cause the Premises to comply with the Work List, as reasonably determined by Landlord and Tenant during Tenant’s construction of the Initial Alterations, are hereinafter referred to as the “Landlord Work”. Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord Work.

WORK LIST

1.	The existing primary and secondary electrical, mechanical, fire protection, and life safety systems distribution shall be in accordance with the Base Building design.

2.	Men’s and Women’s rest rooms completed to a quality consistent with a first class office building and to conform to Title 24/ADA accessibility standards.

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3.	Path of travel In common area in conformity with Title 24/ADA accessibility standards.

4.	The Premises shall be clean and free from any debris.

5.	All exterior windows will have existing shades or curtains in good working order.

6.	Existing fully operational life safety system with smoke detectors, fire alarm speakers, fire extinguishers and cabinets in common areas, exit lights, and emergency circuitry in full compliance with Building Regulations for Base Building design and ADA.

7.	The Base Building heating, ventilating and air conditioning system (HVAC) shall comply with the state and local building codes, the standards established by the American Society of Heating, Refrigeration, and Air Conditioning Engineers (ASHRAE) for high-rise office buildings, or standard customarily adopted for Class A high-rise office buildings.

8.	Landlord will provide 5.5 watts/rsf total; 1.5 watts/rsf for lighting and 4 watts/rsf for other services.

9.	Landlord shall complete currently contracted waterproofing repair to the Annex roof deck by November 30, 2004.

B.	All other work and upgrades requested by Tenant in writing, subject to Landlord’s approval, shall be at Tenant’s sole cost and expense, plus any applicable state sales or use tax thereon, payable upon demand as Additional Rent.

C.	Landlord’s supervision or performance of any work for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such work complies with applicable insurance requirements, building codes, ordinances, Laws or regulations or that the improvements constructed will be adequate for Tenant’s use. Landlord and Tenant agree to cooperate with each other in order to enable the Landlord Work and Initial Alterations to be performed in a timely manner. Tenant shall give Landlord reasonable notice of Tenant’s commencement of construction of the Initial Alterations and shall keep Landlord informed from time to time of Tenant’s schedule for completion of its Initial Alterations to enable Landlord to complete the Landlord Work by the applicable Tenant Completion Date (as defined in Section 3.01 of the Lease). Notwithstanding anything herein to the contrary, any delay in the completion of the Landlord Work or inconvenience suffered by Tenant during the performance of the Landlord Work shall not subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of Rent or other sums payable under the Lease.

III.	Miscellaneous.

A.	Landlord and Tenant agree to cooperate with each other in order to enable the Landlord Work to be performed in a timely manner and with as little inconvenience to the performance of the Initial Alterations by Tenant as is reasonably possible. In no event shall the construction of the Initial Alterations cause a dangerous situation for Landlord in the performance of the Landlord Work, Tenant or their respective contractors or employees, or unreasonably hamper or otherwise prevent Landlord from proceeding with the completion of Landlord’s Work at the earliest possible date.

B.	Tenant agrees to accept the Premises in its “as-is” condition and configuration, it being agreed that Landlord shall not be required to perform any work except as expressly provided in the Lease or this Work Letter or, except as provided above with respect to the Allowance and the Space Planning Allowance, incur any costs in connection with the construction or demolition of any improvements in the Premises.

C.	This Work Letter shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided In the Lease or any amendment or supplement to the Lease.

D.	Landlord will, consistent with its obligation to other tenants in the Building, if appropriate and necessary, make the freight/construction elevator reasonably available to Tenant in connection with the construction of the Initial Alterations at no cost to Tenant.

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EXHIBIT D

COMMENCEMENT LETTER

(EXAMPLE)

This Exhibit is attached to and made a part of the Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”) for space in the Spear Tower in the Building located at One Market, San Francisco, California.

Date	____________________________________

Tenant	____________________________________
Address	____________________________________
____________________________________
____________________________________

Re:	Commencement Letter with respect to that certain Lease dated as of the day of , , by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership, as Landlord, and SALESFORCE.COM, INC., a Delaware corporation, as Tenant, for 37,576 rentable square feet on the 8th and 9th floors of the Spear Tower in the Building located at One Market, San Francisco, California.

Dear                                          ;

In accordance with the terms and conditions of the above referenced Lease, Tenant accepts possession of the Premises and agrees:

1.	The Commencement Date of the Lease is ;

2.	The Termination Date of the Lease is .

Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all 3 counterparts of this Commencement Letter in the space provided and returning 2 fully executed counterparts to my attention. This Commencement Letter shall be deemed accepted by Tenant if not executed and returned to Landlord by Tenant within 30 days after the date that Landlord delivers this Commencement Letter to Tenant for execution.

Sincerely,

Authorized Signatory

Agreed and Accepted:

Tenant:	SALESFORCE.COM, INC.

By:
Name:
Title:
Date:

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EXHIBIT E

BUILDING RULES AND REGULATIONS

This Exhibit is attached to and made a part of the Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”) for space in the Spear Tower in the Building located at One Market, San Francisco, California.

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking facilities (if any), the Project and the appurtenances. In the event of a conflict between the following rules and regulations and the remainder of the terms of the Lease, the remainder of the terms of the Lease shall control. Capitalized terms have the same meaning as defined in the Lease.

1.	Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant’s employees to loiter in Common Areas or elsewhere about the Building or Project.

2.	Plumbing fixtures and appliances shall be used only for the purposes for which designed and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or invitees shall be paid for by Tenant and Landlord shall not be responsible for the damage.

3.	No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. Tenant shall be entitled to one identification sign at the elevator lobby for each floor or portion of a floor that it occupies during the Term from time to time, provided that such elevator lobby signage may not be exclusive to Tenant on any multi-tenant floor. All tenant Identification and suite numbers at the entrance to the Premises, as well as on the walls of the elevator lobbies on floors in which the Premises are located shall be installed by Landlord, at Tenant’s cost and expense, using the standard graphics for the Building. Landlord will provide one (1) Building standard listing on the ground floor tenant directory located in the Spear Tower lobby. Landlord will also allow a reasonable number of entries in the electronic touchcom directory located in the Spear Tower and Steuart Tower lobbies. Except In connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel without Landlord’s prior approval, which approval shall not be unreasonably withheld, conditioned or delayed.

4.	Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants and no other directory shall be permitted unless previously consented to by Landlord in writing.

5.	Subject to Tenant’s right to a Secured Area as provided in Section 10 of the Lease, Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, and Landlord shall have the right at all times to retain and use keys or other access codes or devices to all locks within and into the Premises in case of emergency. A reasonable number of keys to the locks on the exterior doors in the Premises shall be furnished by Landlord to Tenant at Tenant’s cost and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of the Lease.

6.	All contractors, contractor’s representatives and installation technicians performing work in the Building shall be subject to Landlord’s prior approval, which approval shall not be unreasonably withheld, conditioned or delayed and shall be required to comply with Landlord’s standard rules, regulations, policies and procedures, which may be revised from time to time. In the case of conflict between these rules and regulations and the Lease, the terms of the Lease shall prevail.

7.

Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours reasonably designated by Landlord. Tenant shall obtain Landlord’s prior approval by providing a detailed listing of the activity, which approval shall not be unreasonably withheld, conditioned or delayed. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from the activity. If equipment, property, or personnel of Landlord or of any other party is damaged or

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injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage, loss or injury.

8.	Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises, which approval shall not be unreasonably withheld, conditioned or delayed. Damage to the Building by the installation, maintenance, operation, existence or removal of Tenant’s Property shall be repaired at Tenant’s sole expense.

9.	Corridor doors, when not in use, shall be kept closed.

10.	Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord’s reasonable opinion, constitute a nuisance.

11.	No animals, except those assisting handicapped persons, shall be brought into the Building or kept in or about the Premises.

12.	No inflammable, explosive or dangerous fluids or substances shall be used or kept by Tenant in the Premises, Building or about the Project, except for those substances as are typically found in similar premises used for general office purposes and are being used by Tenant in a safe manner and in accordance with all applicable Laws. Tenant shall not, without Landlord’s prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Project, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental Law which may now or later be in effect. Tenant shall comply with all Laws pertaining to and governing the use of these materials by Tenant and shall remain solely liable for the costs of abatement and removal.

13.	Tenant shall not use, or permit any part of the Premises to be used for lodging, sleeping or for any illegal purpose.

14.	Tenant shall not take any action which would violate Landlord’s labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute or interfere with Landlord’s or any other tenant’s or occupant’s business or with the rights and privileges of any person lawfully in the Building (“Labor Disruption”). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties nor shall the Commencement Date of the Term be extended as a result of the above actions. If Tenant hires any third party to conduct work or improvements in the Premises or elsewhere in the Building or on the Property, Tenant shall (a) hire only contractors that have hired or will hire union laborers and workers for such work and improvements and, (b) to the extent that such contractors hire subcontractor(s) to perform such work or improvements, Tenant and its contractor shall cause such subcontractor(s) to hire only union laborers and workers for such work and improvements. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties nor shall the Commencement Date of the Term be extended as a result of Tenant’s failure to abide by the foregoing provisions of this Section 14.

15.	Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electric or gas heating devices, without Landlord’s prior written consent.

16.	Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for machines for the exclusive use of Tenant’s employees and invitees.

17.	Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

18.	Landlord may from time to time adopt reasonable systems and procedures for the security and safety of the Building and the Project, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord’s reasonable systems and procedures.

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19.	Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord’s sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

20.	Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Common Areas, unless a portion of the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

21.	Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

22.	Deliveries to and from the Premises shall be made only at the times in the areas and through the entrances and exits reasonably designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

23.	The work of cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service.

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EXHIBIT F

ADDITIONAL PROVISIONS

This Exhibit is attached to and made a part of the Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”) for space in the Spear Tower in the Building located at One Market, San Francisco, California.

1.	Asbestos Notification. Tenant acknowledges that Tenant has received the asbestos notification letter attached to this Lease as Exhibit H hereto, disclosing the existence of asbestos in the Building. As part of Tenant’s obligations under this Lease, Tenant agrees to comply with the California “Connelly Act” and other applicable Laws, including providing copies of Landlord’s asbestos notification letter to all of Tenant’s “employees” and “owners”, as those terms are defined in the Connelly Act and other applicable Laws.

2.	Letter of Credit.

(a)	General Provisions. Concurrently with Tenant’s execution of this Lease, Tenant shall deliver to Landlord, as collateral for the full performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of Tenant’s failure to comply with one or more provisions of this Lease, including, but not limited to, any post lease termination damages under section 1951.2 of the California Civil Code, a standby, unconditional, irrevocable, transferable letter of credit (the “Letter of Credit”) in the form of Exhibit “J” hereto and containing the terms required herein, in the face amount of $225,000.00 (the “Letter of Credit Amount”), naming Landlord as beneficiary, issued (or confirmed) by a financial institution reasonably acceptable to Landlord (provided that Landlord hereby approves Wells Fargo Bank as an acceptable financial institution), permitting multiple and partial draws thereon, and otherwise in form acceptable to Landlord in its sole discretion. Tenant shall cause the Letter of Credit to be continuously maintained in effect (whether through replacement, amendment, renewal, amendment or extension) in the Letter of Credit Amount through the date (the “Final LC Expiration Date”) that is 100 days after the scheduled expiration date of the Term or any renewal Term. If the Letter of Credit held by Landlord expires earlier than the Final LC Expiration Date (whether by reason of a stated expiration date or a notice of termination or non-renewal given by the issuing bank), Tenant shall deliver a new or amended Letter of Credit or certificate of renewal or extension to Landlord not later than 30 days prior to the expiration date of the Letter of Credit then held by Landlord. Any renewal, amended or replacement Letter of Credit shall comply with all of the provisions of this Section 2, shall be irrevocable, transferable and shall remain in effect (or be automatically renewable) through the Final LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its sole discretion.

(b)	Drawings under Letter of Credit. Upon Tenant’s Default under the Lease, Landlord may, without prejudice to any other remedy provided in this Lease or by law, draw on the Letter of Credit and use all or part of the proceeds as set forth in Section 2(c) below. In addition, if Tenant fails to furnish such renewal or replacement at least 30 days prior to the stated expiration date of the Letter of Credit then held by Landlord, Landlord may draw upon such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) in accordance with the terms of this Section 2.

(c)

Use of Proceeds by Landlord. The proceeds of the Letter of Credit shall constitute Landlord’s sole and separate property (and not Tenant’s property or the property of Tenant’s bankruptcy estate) and Landlord may immediately upon any draw permitted under the Lease (and without notice to Tenant except as may be expressly provided in the Lease) apply or offset the proceeds of the Letter of Credit: (i) against any Rent payable by Tenant under this Lease that is not paid when due following any applicable notice and cure periods; (ii) against all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it may suffer as a result of Tenant’s failure to comply with one or more provisions of this Lease, including any damages arising under section 1951.2 of the California Civil Code following termination of the Lease, to the extent permitted by this Lease; (iii) against any costs incurred by Landlord permitted to be reimbursed pursuant to the Lease (including attorneys’ fees); and (iv) against any other amount that Landlord may spend or become obligated to spend by reason of Tenant’s Default for which Landlord shall be entitled to seek reimbursement in accordance with the Lease. Provided Tenant has performed all of its obligations under this Lease, Landlord agrees to pay to Tenant by the Final LC Expiration Date the amount of any

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proceeds of the Letter of Credit received by Landlord and not applied as allowed above; provided, that if prior to the Final LC Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant’s creditors, under the Federal Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused Letter of Credit proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed, in each case pursuant to a final court order not subject to appeal or any stay pending appeal.

(d)	Additional Covenants of Tenant. If, as result of any application or use by Landlord of all or any part of the Letter of Credit, the amount of the Letter of Credit plus any cash proceeds previously drawn by Landlord and not applied pursuant to Section 2(c) above shall be less than the Letter of Credit Amount (subject to any reduction permitted in accordance with Section 2(f) below), Tenant shall, within five days thereafter, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement or amended letter of credit in the total Letter of Credit Amount), and any such additional (or replacement or amended) letter of credit shall comply with all of the provisions of this Section 2, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in this Lease, the same shall constitute an Default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

(e)	Nature of Letter of Credit. Landlord and Tenant (1) acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any Law applicable to security deposits in the commercial context including Section 1950.7 of the California Civil Code, as such section now exist or as may be hereafter amended or succeeded (“Security Deposit Laws”), (2) acknowledge and agree that the Letter of Credit (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (3) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of Law, now or hereafter in effect, which (i) establish the time frame by which Landlord must refund a security deposit under a lease, and/or (ii) provide that Landlord may claim from the Security Deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums specified in this Section 2 above and/or those sums reasonably necessary to compensate Landlord for any loss or damage caused by Tenant’s breach of this Lease or the acts or omission of Tenant or any other Tenant Related Parties, including any damages Landlord suffers following termination of the Lease, all to the extent Landlord is entitled to recover the same from Tenant pursuant to the terms of the Lease.

(f)

Reduction in Letter of Credit Amount. Provided no more than one (1) Default has occurred hereunder prior to the effective date of the applicable reduction request and further provided that Tenant is not in default at the time of such request, Tenant may request in writing that Landlord approve a reduction in the Letter of Credit Amount as follows: (i) to $168,750.00, at any time after the last day of the 18th month of the Term; and (ii) to $112,500.00, at any time after the last day of the 36th month of the Term. Landlord shall approve such reduction if the foregoing conditions have been met, provided that Tenant provides to Landlord documentation reasonably acceptable to Landlord as set forth in Tenant’s most recent 10-Q statements filed with the Securities and Exchange Commission (or similar documentation reasonably acceptable to Landlord) indicating that for the two (2) fiscal quarters immediately preceding the date upon which Tenant has requested the applicable reduction (i) Tenant’s tangible net worth was at least $100,000,000.00, and (ii) Tenant’s ratio of current assets to current liabilities was at least 1.20%. Landlord shall respond to Tenant’s request within 30 days of Landlord’s receipt of the documentation required in the preceding sentence. Any reduction in the Letter of Credit Amount shall be accomplished by Tenant providing Landlord with a substitute letter of credit or amendment thereto in the reduced amount. In no event shall the Letter of Credit Amount be reduced below $112,500.00 during the initial Term. Notwithstanding anything in the foregoing to the contrary, if Tenant is not entitled to a reduction because more than one (1) Default has occurred, and one or more of those previous Defaults was a Monetary Default, then up to a maximum of one (1) previous Monetary Default shall not

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be counted as a Default solely for purposes of this paragraph 2(f) if Tenant cured such Monetary Default within 5 days after the expiration of the 5-day cure period set forth in Section 18(a) of the Lease and Landlord accepted such cure, provided that nothing herein shall require Landlord to accept a late cure of any Default.

3.	Renewal Option.

A.	Grant of Option; Conditions. Tenant shall have the right to extend the Term (the “Renewal Option”) for (i) the entire Premises, (ii) two (2) full floors consisting of floors 7 and 8 or floors 8 and 9, or (iii) Suites 700/725 and 775 for one (1) additional period of 5 years commencing on the day following the Termination Date of the initial Term and ending on the 5th anniversary of the Termination Date (the “Renewal Term”), if:

1.	Landlord receives notice of exercise (“Initial Renewal Notice”) not less than 10 full calendar months prior to the expiration of the initial Term and not more than 15 full calendar months prior to the expiration of the initial Term, which Renewal Notice shall specify the portion of the Premises that Tenant desires to renew, in accordance with Section A above; and

2.	Tenant is not in Default under the Lease at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice (as defined below); and

3.	The Lease has not been assigned (other than pursuant to a Permitted Transfer, as defined in Section 11.04 of the Lease) prior to the date that Tenant delivers its Initial Renewal Notice or prior to the date Tenant delivers its Binding Notice.

If Tenant’s Renewal Notice indicates that Tenant desires to renew a floor of the Premises of which more than 25% is sublet (other than pursuant to a Permitted Transfer, as defined in Section 11.04 of the Lease) at the time that Tenant delivers its Initial Renewal Notice, then Tenant’s Renewal Notice shall not be effective as to such floor unless Tenant represents in Tenant’s Renewal Notice that Tenant intends to occupy at least 75% of such sublet floor within six (6) months following the commencement of the Renewal Term. Nothing in the foregoing shall allow Tenant to renew only the 7th and 9th floor of the Premises if Tenant’s Renewal Notice purports to renew the 7th, 8th and 9th floor Premises but is ineffective with respect to the 8th floor Premises pursuant to the foregoing. In such event, Tenant’s Renewal Notice shall be null and void and Tenant shall have no further right to the Renewal Option.

B.	Terms Applicable to Premises During Renewal Term.

1.	The initial Base Rent rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market (hereinafter defined) rate per rentable square foot for the Premises. Base Rent during the Renewal Term shall increase, if at all, in accordance with the increases assumed in the determination of Prevailing Market rate. Base Rent attributable to the Premises shall be payable in monthly installments in accordance with the terms and conditions of Section 4 of the Lease.

2.	Tenant shall pay Additional Rent (i.e. Taxes and Expenses) for the Premises during the Renewal Term in accordance with Section 4 of the Lease, and the manner and method in which Tenant reimburses Landlord for Tenant’s share of Taxes and Expenses and the Base Year, if any, applicable to such matter, shall be some of the factors considered in determining the Prevailing Market rate for the Renewal Term.

C.

Initial Procedure for Determining Prevailing Market. Within 30 days after receipt of Tenant’s Initial Renewal Notice, Landlord shall advise Tenant of the applicable Base Rent rate and Base Year for the Premises for the Renewal Term. Tenant, within 15 days after the date on which Landlord advises Tenant of the applicable Base Rent rate for the Renewal Term, shall either (i) give Landlord final binding written notice (“Binding Notice”) of Tenant’s exercise of its Renewal Option, or (ii) if Tenant disagrees with Landlord’s determination, provide Landlord with written notice of rejection (the “Rejection Notice”). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such 15 day period, Tenant’s Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment (as defined below) upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing

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Market rate for the Premises during the Renewal Term. When Landlord and Tenant have agreed upon the Prevailing Market rate for the Premises, such agreement shall be reflected in a written agreement between Landlord and Tenant, whether in a letter or otherwise, and Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Prevailing Market rate for the Premises within 45 days after the date Tenant provides Landlord with the Rejection Notice, Tenant, by written notice to Landlord (the “Arbitration Notice”) within 10 Business Days after the expiration of such 45 day period, shall have the right to have the Prevailing Market rate determined in accordance with the arbitration procedures described in Section D below. If Landlord and Tenant are unable to agree upon the Prevailing Market rate for the Premises within the 45 day period described and Tenant fails to timely exercise its right to arbitrate, Tenant’s Renewal Option shall be deemed to be null and void and of no further force and effect.

D.	Arbitration Procedure.

1.	If Tenant provides Landlord with an Arbitration Notice, Landlord and Tenant, within 10 Business Days after the date of the Arbitration Notice, shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Prevailing Market rate for the Premises during the Renewal Term (collectively referred to as the “Estimates”). If the higher of such Estimates is not more than 105% of the lower of such Estimates, then Prevailing Market rate shall be the average of the two Estimates. If the Prevailing Market rate is not resolved by the exchange of Estimates, then, within 7 days after the exchange of Estimates, Landlord and Tenant shall each select an appraiser to determine which of the two Estimates most closely reflects the Prevailing Market rate for the Premises during the Renewal Term. Each appraiser so selected shall be certified as an MAI appraiser or as an ASA appraiser and shall have had at least 5 years experience within the previous 10 years as a real estate appraiser working in the San Francisco, California financial district, with working knowledge of current rental rates and practices. For purposes hereof, an “MAI” appraiser means an individual who holds an MAI designation conferred by, and is an independent member of, the American Institute of Real Estate Appraisers (or its successor organization, or in the event there is no successor organization, the organization and designation most similar), and an “ASA” appraiser means an individual who holds the Senior Member designation conferred by, and is an independent member of, the American Society of Appraisers (or its successor organization, or, in the event there is no successor organization, the organization and designation most similar).

2.	Upon selection, Landlord’s and Tenant’s appraisers shall work together in good faith to agree upon which of the two Estimates most closely reflects the Prevailing Market rate for the Premises. The Estimate chosen by such appraisers shall be binding on both Landlord and Tenant as the Base Rent rate and Base Year for the Premises during the Renewal Term. If either Landlord or Tenant fails to appoint an appraiser within the 7 day period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the two appraisers cannot agree upon which of the two Estimates most closely reflects the Prevailing Market within 20 days after their appointment, then, within 10 days after the expiration of such 20 day period, the two appraisers shall select a third appraiser meeting the aforementioned criteria. Once the third appraiser (i.e. arbitrator) has been selected as provided for above, then, as soon thereafter as practicable but in any case within 14 days, the arbitrator shall make his determination of which of the two Estimates most closely reflects the Prevailing Market rate and such Estimate shall be binding on both Landlord and Tenant as the Base Rent rate and Base Year for the Premises. If the arbitrator believes that expert advice would materially assist him, he may retain one or more qualified persons to provide such expert advice. The parties shall share equally in the costs of the arbitrator and of any experts retained by the arbitrator. Any fees of any appraiser, counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such appraiser, counsel or expert.

3.

If the Prevailing Market rate has not been determined by the commencement date of the Renewal Term, Tenant shall pay Base Rent upon the terms and conditions in effect during the last month of the initial Term for the Premises until such time as the Prevailing Market rate has been determined. Upon such determination, the Base Rent for the Premises shall be retroactively adjusted to the commencement of the Renewal Term for the Premises. If such adjustment results in an underpayment of Base Rent by Tenant, Tenant shall pay Landlord the amount of

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such underpayment within 30 days after the determination thereof. If such adjustment results in an overpayment of Base Rent by Tenant, Landlord shall credit such overpayment against the next installment of Base Rent due under the Lease and, to the extent necessary, any subsequent installments, until the entire amount of such overpayment has been credited against Base Rent.

E.	Renewal Amendment. If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the “Renewal Amendment”) to reflect changes in the Base Rent, Term, Termination Date, Base Year and other appropriate terms. The Renewal Amendment shall be sent to Tenant within a reasonable time after Landlord’s receipt of the Binding Notice or other written agreement by Landlord and Tenant regarding the Prevailing Market rate, and Tenant shall execute and return the Renewal Amendment to Landlord within 15 days after Tenant’s receipt of same, but, upon final determination of the Prevailing Market rate applicable during the Renewal Term as described herein, an otherwise valid exercise of the Renewal Option shall be fully effective whether or not the Renewal Amendment is executed.

F.	Definition of Prevailing Market. For purposes of this Renewal Option, “Prevailing Market” shall mean the arms length fair market annual rental rate per rentable square foot and base year under renewal leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and office buildings comparable to the Building in the San Francisco, California financial district area. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease and any comparison lease or amendment, such as rent abatements, allowances, leasing commissions (so long as Landlord is not paying a leasing commission in connection with the renewal), construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective under this Lease.

4.	Ground Floor Identity Signage.

A.	If, at any time during the Term, as it may be extended. Tenant (or its successor in interest by a Permitted Transfer) leases and occupies at least 140,000 rentable square feet of office space from Landlord, then upon Tenant’s written request and at Tenant’s sole cost and expense, Landlord shall install one (1) non-exclusive sign identifying Tenant on the ground floor lobby wall of the Spear Tower, the exact location of such sign to be determined in Landlord’s reasonable judgment. Tenant acknowledges and agrees that if signage rights are granted to Tenant pursuant to this Section 4, and at any time thereafter Tenant ceases to lease and occupy the required minimum number of rentable square feet from Landlord), such signage rights will be of no further force and effect, and all such signage must be removed in accordance with the provisions of Section 4.C below.

B.	Any such signage (i) must be in full compliance with applicable Laws, and any costs related to achieving such compliance are for the sole account of Tenant; and (ii) is subject to the prior approval of Landlord, which approval will not be unreasonably withheld, conditioned or delayed, and which shall be based upon reasonably detailed drawings submitted by Tenant to Landlord, including without limitation the size, material, shape and lettering to be used, and (iii) is subject to any required approvals from any governmental or municipal authorities, including without limitation the City and County of San Francisco. All such signage shall conform to the standards of design, motif, and decor as established from time to time by Landlord for signage in the Building, and shall be designed, constructed, installed, insured and maintained at all times by Tenant in good condition, operating order and repair. Tenant shall also be responsible for all signage costs and expenses, including, but not limited to, design, governmental and municipal permits and approvals, permits, construction, installation, insurance, and on-going maintenance. Tenant shall reimburse Landlord for any reasonable costs associated with Landlord’s review and supervision as provided herein, including, but not limited to, engineers and professional consultants.

C.

Upon expiration or earlier termination of the Term (including, without limitation. Landlord’s termination of the Lease due to a Tenant Default), Tenant shall, at its sole cost and expense, remove any and all such signage and shall restore the areas surrounding such signage to their condition immediately prior to the installation of such signage. Landlord shall have the right, without notice to Tenant and without any liability for damage to the Premises or Building reasonably caused thereby, to remove any signage displayed or affixed in or to the Building or any part thereof outside the Premises which Landlord

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determines to be in violation of the provisions of this Section 4. If any damage is done to Tenant’s signage or to the Building due to the installation of such signage, Tenant shall commence to repair such damage within 10 days after such damage occurs, and upon Tenant’s failure to commence such repair work within such 10 day period or failure thereafter to diligently prosecute such work to completion. Landlord may, after notice to Tenant, repair such damage and Tenant shall pay Landlord, as Additional Rent and upon demand. Landlord’s costs and expenses in connection therewith.

D.	Notwithstanding the provisions of this Section 4, Tenant shall not be entitled to any ground floor identity signage rights whatsoever, regardless of the circumstances, if (i) Tenant has previously assigned its interest in this Lease (except in connection with a Permitted Transfer); or (ii) Tenant no longer leases and occupies 140,000 rentable square feet in the Building (except in connection with a Permitted Transfer).

5.	Tenant’s Additional Space Needs in the Building. Landlord shall make a reasonable effort to meet with Tenant periodically during the Lease Term, as it may be extended, to discuss Tenant’s space needs in the Building. Landlord shall also make a reasonable effort to notify Tenant of any space which becomes available in Tenant’s elevator bank, floors 7 – 18 of the Spear Tower. Landlord’s reasonable efforts are merely intended to make Tenant aware of any potential availability of space and are not an offer to lease additional space, nor is Landlord’s agreement to make such reasonable efforts a binding agreement to Lease additional space to Tenant.

6.	Roof Space for Dish/Antenna.

A.	Tenant shall have the right during the Term to lease space on the roof of the Spear Tower or the Steuart Tower for the purpose of installing (in accordance with Section 9 of the Lease), operating and maintaining a thirty-six (36) inch dish/antenna or other communication device approved by the Landlord (the “Dish/Antenna”); provided that if Tenant does not install the Dish/Antenna within the first 12 months of the Term, then Tenant’s rights shall be subject to the availability of space on such roofs at the time that Tenant desires to install the Dish/Antenna. Tenant’s rights to install the Dish/Antenna are in consideration for payments of Two Hundred Dollars ($200.00) per month (the “Dish/Antenna Payments”), commencing as of the date Tenant installs the Dish/Satellite through the initial Term. The Dish/Antenna Payments for the Renewal Term, if any, shall be determined as part of the Prevailing Market rate determination. The Dish/Antenna Payments shall constitute Additional Rent under the terms of the Lease and Tenant shall be required to make these payments in strict compliance with the terms of Section 4 of the Lease. The exact location of the space on the roof to be leased by Tenant shall be designated by Landlord and shall not exceed four (4) square feet (the “Roof Space”). Landlord reserves the right to relocate the Roof Space as reasonably necessary during the Term at Landlord’s sole cost and expense and not as an Expense. Landlord’s designation shall take into account Tenant’s use of the Dish/Antenna. Notwithstanding the foregoing, Tenant’s right to install the Dish/Antenna shall be subject to the approval rights of Landlord and Landlord’s architect and/or engineer with respect to the plans and specifications of the Dish/Antenna, the manner in which the Dish/Antenna is attached to the roof of the Building and the manner in which any cables are run to and from the Dish/Antenna. The Dish/Antenna must be tagged with weatherproof labels showing manufacturer, model, frequency range, and name of Tenant. In addition, the cable between the Dish/Antenna and Tenant’s suite must be tagged in the telecom closet on each floor with a label showing Tenant’s name, phone number and suite number. The precise specifications and a general description of the Dish/Antenna along with all documents Landlord reasonably requires to review the installation of the Dish/Antenna (the “Plans and Specifications”) shall be submitted to Landlord for Landlord’s written approval no later than 20 days before Tenant commences to install the Dish/Antenna. Tenant shall be solely responsible for obtaining all necessary governmental and regulatory approvals and for the cost of installing, operating, maintaining and removing the Dish/Antenna. Tenant shall notify Landlord upon completion of the installation of the Dish/Antenna. If Landlord determines that the Dish/Antenna equipment does not comply with the approved Plans and Specifications, that the Building has been damaged during installation of the Dish/Antenna or that the installation was defective. Landlord shall notify Tenant of any noncompliance or detected problems and Tenant immediately shall cure the defects. If the Tenant fails to immediately cure the defects, Tenant shall pay to Landlord upon demand the cost, as reasonably determined by Landlord, of correcting any defects and repairing any damage to the Building caused by such installation. If at any time Landlord, in its sole discretion, deems it necessary, Tenant shall provide and install, at Tenant’s sole cost and expense, appropriate aesthetic screening, reasonably satisfactory to Landlord, for the Dish/Antenna (the “Aesthetic Screening”).

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B.	Landlord agrees that Tenant, upon reasonable prior written notice to Landlord, shall have access to the roof of the Building and the Roof Space for the purpose of installing, maintaining, repairing and removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, all of which shall be performed by Tenant or Tenant’s authorized representative or contractors, which shall be approved by Landlord, at Tenant’s sole cost and risk. It is agreed, however, that only authorized engineers, employees or properly authorized contractors of Tenant, FCC (defined below) inspectors, or persons under their direct supervision will be permitted to have access to the roof of the Building and the Roof Space. Tenant further agrees to exercise firm control over the people requiring access to the roof of the Building and the Roof Space in order to keep to a minimum the number of people having access to the roof of the Building and the Roof Space and the frequency of their visits.

C.	It is further understood and agreed that the installation, maintenance, operation and removal of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, is not permitted to damage the Building or the roof thereof, or interfere with the use of the Building and roof by Landlord. Tenant agrees to be responsible for any damage caused to the roof or any other part of the Building, which may be caused by Tenant or any of its agents or representatives.

D.	Tenant agrees to install only equipment of types and frequencies which will not cause unreasonable Interference to Landlord or existing tenants of the Building. In the event Tenant’s equipment causes such interference. Tenant will change the frequency on which it transmits and/or receives and take any other steps necessary to eliminate the interference. If said interference cannot be eliminated within a reasonable period of time, in the judgment of Landlord, then Tenant agrees to remove the Dish/Antenna from the Roof Space.

E.	Tenant shall, at its sole cost and expense, and at its sole risk, install, operate and maintain the Dish/Antenna in a good and workmanlike manner, and in compliance with all Building, electric, communication, and safety codes, ordinances, standards, regulations and requirements, now in effect or hereafter promulgated, of the Federal Government, including, without limitation, the Federal Communications Commission (the “FCC”), the Federal Aviation Administration (“FAA”) or any successor agency of either the FCC or FAA having jurisdiction over radio or telecommunications, and of the state, city and county in which the Building is located. Under this Lease, the Landlord and its agents assume no responsibility for the licensing, operation and/or maintenance of Tenant’s equipment. Tenant has the responsibility of carrying out the terms of its FCC license in all respects. The Dish/Antenna shall be connected to Landlord’s power supply in strict compliance with all applicable Building, electrical, fire and safety codes. Neither Landlord nor its agents shall be liable to Tenant for any stoppages or shortages of electrical power furnished to the Dish/Antenna or the Roof Space because of any act. omission or requirement of the public utility serving the Building, or the act or omission of any other tenant, invitee or licensee or their respective agents, employees or contractors, or for any other cause beyond the reasonable control of Landlord, and Tenant shall not be entitled to any rental abatement for any such stoppage or shortage of electrical power. Neither Landlord nor its agents shall have any responsibility or liability for the conduct or safety of any of Tenant’s representatives, repair, maintenance and engineering personnel while in or on any part of the Building or the Roof Space.

F.	The Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, shall remain the personal property of Tenant, and shall be removed by Tenant at its own expense at the expiration or earlier termination of this Lease or Tenant’s right to possession hereunder. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as possible, the color surrounding the area where the equipment and appurtenances were attached. Tenant agrees to maintain all of the Tenant’s equipment placed on or about the roof or in any other part of the Building in proper operating condition and maintain same in satisfactory condition as to appearance and safety in Landlord’s sole discretion. Such maintenance and operation shall be performed in a manner to avoid any interference with any other tenants or Landlord. Tenant agrees that at all times during the Term, it will keep the roof of the Building and the Roof Space free of all trash or waste materials produced by Tenant or Tenant’s agents, employees or contractors.

G.

In light of the specialized nature of the Dish/Antenna, Tenant shall be permitted to utilize the services of its choice for installation, operation, removal and repair of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, subject to the reasonable approval of Landlord. Notwithstanding the foregoing, Tenant must provide Landlord with prior written notice of any such installation, removal or repair and coordinate such work with Landlord in order to avoid voiding or otherwise adversely affecting any

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warranties granted to Landlord with respect to the roof. If necessary, Tenant, at its sole cost and expense, shall retain any contractor having a then existing warranty in effect on the roof to perform such work (to the extent that it involves the roof), or, at Tenant’s option, to perform such work in conjunction with Tenant’s contractor. In the event the Landlord contemplates roof repairs that could affect Tenant’s Dish/Antenna, or which may result in an interruption of the Tenant’s telecommunication service, Landlord shall formally notify Tenant at least 30 days in advance (except in cases of an emergency) prior to the commencement of such contemplated work in order to allow Tenant to make other arrangements for such service.

H.	Tenant shall not allow any provider of telecommunication, video, data or related services (“Communication Services”) to locate any equipment on the roof of the Building or in the Roof Space for any purpose whatsoever, nor may Tenant use the Roof Space and/or Dish/Antenna to provide Communication Services to an unaffiliated tenant, occupant or licensee of another building, or to facilitate the provision of Communication Services on behalf of another Communication Services provider to an unaffiliated tenant, occupant or licensee of the Building or any other building.

I.	[intentionally omitted]

J.	Tenant specifically acknowledges and agrees that the terms and conditions of Section 13 of the Lease (Indemnity and Waiver of Claims) shall apply with full force and effect to the Roof Space and any other portions of the roof accessed or utilized by Tenant, its representatives, agents, employees or contractors.

K.	If Tenant defaults under any of the terms and conditions of this Section or the Lease, and Tenant fails to cure said default within the time allowed by Section 18 of the Lease, Landlord shall be permitted to exercise all remedies provided under the terms of the Lease, including to the extent so permitted removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, and restoring the Building and the Roof Space to the condition that existed prior to the installation of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any. If Landlord removes the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, as a result of an uncured default, Tenant shall be liable for all reasonable costs and expenses Landlord incurs in removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, and repairing any damage to the Building, the roof of the Building and the Roof Space caused by the installation, operation or maintenance of the Dish/Antenna, the appurtenances, and the Aesthetic Screening, if any.

7.	Confidentiality.

A. Neither party will, without the prior written consent of the other party, disclose any Confidential Information of the other party to any third party, except as expressly provided herein. Information will be considered “Confidential Information” of a party if either (i) it is disclosed by the party to the other party in tangible form and is conspicuously marked “Confidential”, “Proprietary” or the like; or (ii) contains the disclosing party’s customer lists, customer information, technical information, pricing information, pricing methodologies, or information regarding the disclosing party’s business planning or business operations. In addition, subject to Section 7.B below, any financial information furnished by Tenant shall be deemed Confidential Information.

B. Other than the terms and conditions of this Lease, information will not be deemed Confidential Information hereunder if such information (i) is known on a non-confidential basis to the receiving party prior to receipt from the disclosing party; (ii) becomes known (independently of disclosure by the disclosing party) to the receiving party on a non-confidential basis directly or indirectly from a third party; (iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of the Lease by the receiving party; or (iv) is independently developed by the receiving party.

C. Each party will secure and protect the Confidential Information of the other party in a manner consistent with the steps taken to protect its own trade secrets and confidential information, but not less than a reasonable degree of care. Neither party shall engage in any securities trading which is any manner implicated by Confidential Information of the other party hereto. Each party may disclose the other party’s Confidential Information where (i) the disclosure is required by applicable law or regulation or by an order of a court or other governmental body having jurisdiction after giving reasonable notice to the other party with, to the extent practicable, adequate time for such other party to seek a protective order; (ii) if disclosure is advisable under any applicable securities laws regarding public disclosure of business information; or (iii) the disclosure is reasonably necessary and is to that party’s or its Affiliates’ employees, officers, directors, attorneys, accountants and other advisors, or the disclosure is otherwise necessary for a party to exercise its rights and perform its obligations under this Lease, so long as in all cases the disclosure is no broader than reasonably necessary and the disclosing party notifies the recipient of the confidential nature of the information disclosed. Notwithstanding anything to the contrary contained in this Section 7 or in Section 10 of the Lease, in no event shall Landlord or any Landlord Related Parties be liable for injury or damage to or interference with Tenant’s business (including, without limitation, loss of profits or other revenues, loss of business opportunity, loss of goodwill or loss of use) or any other consequential, special or indirect damages in connection with the failure of any third party to whom Landlord discloses Confidential Information pursuant to clause (iii) above to comply with the terms hereof, provided that Landlord has obtained a confidentiality agreement consistent with the terms of this Section 7 from such third party for the benefit of Tenant, in which event Tenant shall look solely to such third party in the event of an unauthorized disclosure by such third party.

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EXHIBIT G

PARKING AGREEMENT

This Exhibit (the “Parking Agreement”) is attached to and made a part of the Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”) for space in the Spear Tower in the Building located at One Market, San Francisco, California.

1.	During the Term, Tenant shall be entitled to lease from Landlord and Landlord agrees to lease to Tenant a total of 26 parking spaces (the “Spaces”) for the use of Tenant and its employees. Tenant shall be entitled to reduce the number of Spaces it leases upon thirty (30) days advance written notice; provided, however, that if at any time during the Term Tenant leases less than all of the Spaces described herein from Landlord, then at such time as Tenant desires to increase the number of Spaces actually leased by Tenant, Landlord’s obligation to lease such additional number of the Spaces to Tenant shall be subject to the then current availability of such spaces in the applicable Garage. Of the 26 Spaces allotted to Tenant, 6 shall be located in the on site parking garage (the “On-site Garage”) and 20 shall be located in the off site parking garage located at 75 Howard Street (the “Off-site Garage”). No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the parking facilities or for Tenant utilizing less than all of the Spaces. Tenant shall not have the right to lease or otherwise use more than the number of reserved and unreserved Spaces set forth above.

2.	Tenant shall pay Landlord or a third party designated by Landlord, as Additional Rent in accordance with Section 4 of the Lease, the monthly charges established from time to time by Landlord for parking. The initial charge for such parking spaces is $475.00 per month for each On-site Garage Space leased by Tenant hereunder and $375.00 per month for each non- reserved Off-site Garage Space leased by Tenant hereunder, or $475.00 per month for each reserved Off-site Garage Space leased by Tenant hereunder. No deductions from the monthly charge shall be made for days on which the Spaces are not used by Tenant.

3.	Except for particular spaces and areas designated by Landlord for reserved parking, all parking shall be on an unreserved, first-come, first-served basis.

4.	Landlord shall have the right from time to time to designate the location of the Spaces and to promulgate reasonable non-discriminatory rules and regulations regarding the On-site Garage, the Off-site Garage, the Spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like. Tenant shall comply with and cause its employees to comply with all such rules and regulations as well as all reasonable additions and amendments thereto.

5.	Tenant shall not store or permit its employees to store any automobiles in the On-site Garage or in the Off-site Garage without the prior written consent of Landlord. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the On-site Garage, in the Off-site Garage, or on the Project. If it is necessary for Tenant or its employees to leave an automobile in the On-site Garage or in the Off-site Garage overnight, Tenant shall provide Landlord with prior notice thereof designating the license plate number and model of such automobile.

6.	Provided that Landlord provides reasonable advance notice to Tenant, or, at Landlord’s option, to the users of the parking spaces provided herein, Landlord or the owner of the Off-Site Garage (as the case may be) shall have the right to temporarily close the On-site Garage or Off-site Garage, or certain areas therein in order to perform necessary repairs, maintenance and improvements to the On-site Garage or the Off-site Garage. Landlord shall have a right to terminate this Lease as to the Off-site Garage Spaces on 30 days’ prior notice to Tenant should Landlord or the owner of the Off-Site Garage (as the case may be) cease to own or operate the Off-site Garage, or if Landlord or the owner of the Off-Site Garage (as the case may be) decides to remodel, remove, demolish or redevelop the Off-site Garage or any substantial portion thereof.

7.	Tenant shall not assign or sublease any of the Spaces without the consent of Landlord, except in connection with a Permitted Transfer or other Transfer approved by Landlord under the Lease. Landlord shall have the right to terminate this Parking Agreement with respect to any Spaces that Tenant desires to sublet or assign.

8.	Landlord may elect to provide parking cards or keys to control access to the On-site Garage or Off-site Garage. In such event, Landlord shall provide Tenant with one card or key for each Space that Tenant is leasing hereunder, provided that Landlord shall have the right to require Tenant or its employees to place a deposit on such access cards or keys and to pay a fee for any lost or damaged cards or keys.

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9.	TENANT ACKNOWLEDGES AND AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, LANDLORD SHALL NOT BE RESPONSIBLE FOR ANY LOSS OR DAMAGE TO TENANT OR TENANT’S PROPERTY (INCLUDING, WITHOUT LIMITATIONS, ANY LOSS OR DAMAGE TO TENANT’S AUTOMOBILE OR THE CONTENTS THEREOF DUE TO THEFT, VANDALISM OR ACCIDENT) ARISING FROM OR RELATED TO TENANT’S USE OF THE SPACES OR EXERCISE OF ANY RIGHTS UNDER THIS PARKING AGREEMENT, WHETHER OR NOT SUCH LOSS OR DAMAGE RESULTS FROM LANDLORD’S ACTIVE NEGLIGENCE OR NEGLIGENT OMISSION. THE LIMITATION ON LANDLORD’S LIABILITY UNDER THE PRECEDING SENTENCE SHALL NOT APPLY HOWEVER TO LOSS OR DAMAGE ARISING DIRECTLY FROM LANDLORD’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

10.	Without limiting the provisions of this Parking Agreement, Tenant hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant arising as a result of parking in the Spaces, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action. It is the intention of Tenant by this instrument, to exempt and relieve Landlord from liability for personal injury or property damage caused by negligence, but not for gross negligence or willful misconduct.

11.	The provisions of Section 20 of the Lease are hereby incorporated by reference as if fully recited.

12.	If Tenant shall default under this Parking Agreement, the operator shall have the right to remove any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such default, without liability therefor whatsoever. In addition, if Tenant shall default under this Parking Agreement, Landlord shall have the right to cancel this Parking Agreement on 15 days’ written notice, unless within such 15 day period, Tenant cures such default. If Tenant defaults with respect to the same material term or condition under this Parking Agreement more than 3 times during any 12 month period, and Landlord notifies Tenant thereof promptly after each such default, the next default of such material term or condition during the succeeding 12 month period, shall, at Landlord’s election, constitute an incurable default.

Tenant acknowledges that Tenant has read the provisions of this Parking Agreement, has been fully and completely advised of the potential dangers incidental to parking in the Spaces and is fully aware of the legal consequences of agreeing to this instrument.

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EXHIBIT H

ASBESTOS NOTIFICATION

This Exhibit is attached to and made a part of the Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”) for space in the Spear Tower in the Building located at One Market, San Francisco, California.

As you may know, asbestos, because of its insulating and fire-resistant properties, was historically used in some construction materials. California’s Connelly Act, as well as federal OSHA and some other California rules, now require building owners and landlords to make certain notifications regarding known asbestos-containing materials (“ACM”) and presumed ACMs (“PACM”). PACM consists of certain older construction materials which commonly contained asbestos. This Exhibit is designed to provide you with the required ACM and PACM notifications.

ACM

Our asbestos survey(s) for the Building did note the presence, location or quantity of ACM in the Building as follows: vinyl floor tile, linoleum sheeting, built-up roofing material, associated tar and transite paneling located on the cooling towers, and rope sealant around duct penetrations.

PACM

PACM consists of thermal system insulation and surfacing material found in buildings constructed prior to 1981, and asphalt or vinyl flooring installed prior to 1981. “Surfacing material” means material that is sprayed-on, troweled-on or otherwise applied to surfaces (such as acoustical plaster on ceilings and fireproofing materials on structural members, or other materials on surfaces for acoustical, fireproofing, and other purposes). Because this Building was constructed prior to 1981, PACM may be present.

The fact that our survey(s) may identify such materials as PACM does not necessarily mean that no other PACM exists in the Building. Please be advised that if any thermal system insulation, asphalt or vinyl flooring or surfacing material, of the type described above, are found to be present in the Building, such materials must be considered PACM unless properly tested and shown otherwise.

Because of the presence of ACM and the potential presence of PACM in the Building, we are providing you with the following warning, which is commonly known as a California Proposition 65 warning:

WARNING: This Building contains asbestos, a chemical known to the State of California to cause cancer.

In addition, you should be aware that there are certain potential health risks that may result from exposure to asbestos. Because we are not physicians, scientists or industrial hygienists, we have no special knowledge of the health impact of exposure to asbestos. However, we hired an environmental consulting firm to prepare an asbestos Operations and Maintenance Plan (“O&M Plan”) to address asbestos matters at the Building. The O&M Plan is designed to minimize the potential for a release of asbestos fibers and outlines a schedule of actions to be undertaken with respect to asbestos. The written O&M Plan is available for your review at our Building Management Office during regular business hours, and a copy of the O&M Plan will be provided to you upon request.

In general, the written O&M Plan describes the risks associated with asbestos exposure and how to prevent such exposure. The O&M Plan describes those risks as follows: asbestos is not a significant health concern unless asbestos fibers are released and inhaled. If inhaled, asbestos fibers can accumulate in the lungs and, as exposure increases, the risk of disease (such as asbestosis and cancer) increases. However, measures to minimize exposure and consequently minimize the accumulation of fibers, reduces the risk of adverse health effects.

The O&M Plan is designed to safely manage the ACM and PACM in the Building and to avoid the inadvertent disturbance of such ACM or PACM. To that end, the O&M Plan provides for the training of building housekeeping and maintenance personnel so that they can conduct their work without causing a release of asbestos fibers. As part of the O&M Plan, we maintain records of all asbestos-related activities and the results of any asbestos survey, sampling or monitoring conducted in the Building.

The written O&M Plan describes a number of activities which should be avoided in order to prevent a release of asbestos fibers in the Building. In particular, you should be aware that some of the activities which may present a health risk by causing an airborne release of asbestos fibers include

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moving, drilling, boring or otherwise disturbing ACM or PACM. Consequently, such activities should not be attempted by any person not qualified to handle ACM or PACM. In other words, you must obtain the approval of Building management prior to engaging in any such activities. Please contact the Property Manager for more information in this regard. In addition, please contact the Property Manager if you notice any deterioration or disturbance of ACM or PACM. Also, note that the identification of ACM and PACM in this Exhibit is based on actual knowledge and assumptions that the law requires us to make: such materials do not necessarily comprise all asbestos in the Building.

Please be aware that you may have certain obligations under California and federal laws with regard to the ACM and PACM in the Building, including obligations to notify your own employees, contractors, subtenants, agents and others of the presence of ACM and PACM. You are solely responsible for complying with all such applicable laws.

Please contact the Property Manager if you have any questions regarding the contents of this Exhibit.

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EXHIBIT I

AGREEMENT OF SUBORDINATION, NON-DISTURBER AND ATTORNMENT

THIS AGREEMENT made the          day of                     , 200  , by and among CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called “Ground Lessor”), SALESFORCE.COM, INC., a Delaware corporation (hereinafter called “Tenant”) and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, having its principal office and post office address at 730 Third Avenue, New York, New York 10017 (hereinafter called “Teachers”);

WITNESSETH:

WHEREAS, Ground Lessor is the owner in fee simple of those certain premises situate, lying and being in the City of San Francisco, County of San Francisco, State of California, as more particularly described in Exhibit A attached hereto; and

WHEREAS, under the terms of a certain lease dated April 16, 1973, (hereinafter called “Ground Lease”), a short form of which has been recorded on April 24,1973, Book B755 at Page 597, Series No. V71530 and an Assignment and Assumption of Tenant’s Interest in Lease recorded November 22,1994, Book G263, Page 204, Series No. 94-F716286-00, Official Records, San Francisco County, State of California, amended by First Amendment to Lease Agreement recorded October 3, 1995 in Reel G479, Image 280, Ground Lessor did lease, let and demise the Demised Premises to CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called “Landlord”) for a term of 99 years commencing April 16, 1973, and continuing to and including April 15, 2072, upon the terms and conditions therein more particularly set forth;

WHEREAS, Teachers is the owner and holder of a certain promissory note dated September 29, 1995, secured by a Deed of Trust and Assignment of Rents and Fixture Filing Statement of even date therewith, recorded on October 3, 1995, as Document F866003, in the Official Records aforesaid, constituting a first lien upon the fee simple estate in the Demised Premises as well as upon the leasehold estate created by said Ground Lease;

WHEREAS, under the terms of a certain lease and amendments, if any described in that certain Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership and Tenant dated                     ,              (hereinafter called “Sublease”), Landlord did lease, let and demise, subject to said Ground Lease, a portion of the Demised Premises as therein more particularly described;

WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant under said Sublease and further to define the terms, covenants and conditions precedent for such additional rights.

NOW, THEREFORE, in consideration of the respective demises and of the sum of One Dollar ($1.00) and other good and valuable consideration, each to the other in hand paid, it is hereby mutually covenanted and agreed as follows:

That Ground Lessor does hereby represent, covenant and warrant:

(a)	That said Ground Lease is in full force and effect and unmodified.

(b)	That there is no existing default under the provisions of said Ground Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of either Ground Lessor or Landlord to be observed and performed thereunder.

That Ground Lessor consents to and approves the within Sublease.

That in the event of the cancellation or termination of said Ground Lease or of the surrender thereof, whether voluntary, involuntary or by operation of law, prior to the expiration date of said Sublease, including any extensions and renewals of said Sublease now provided thereunder, and subject to the observance and performance by Tenant of all of the terms, covenants and conditions of said Sublease on the part of Tenant to be observed and performed, Ground Lessor does hereby covenant and warrant as follows:

(a)	The quiet and peaceful possession of Tenant under said Sublease;

(b)	That the Sublease shall continue in full force and effect and Ground Lessor shall recognize the Sublease and the Tenant’s rights thereunder and will thereby establish

1

direct privity of estate and contract as between Ground Lessor and Tenant, with the same force and effect and with the same relative priority in time and right as though the Sublease were originally made directly from Ground Lessor in favor of Tenant, but not in respect of any amendment to such Sublease not previously approved in writing by Ground Lessor;

(c)	To assume such of the obligations on the part of the Landlord under the Sublease which are deemed to run with the land for so long as Ground Lessor shall be the owner in fee of said Demised Premises;

provided, however, Ground Lessor shall not in any way or to any extent be liable to Tenant; unless Landlord and Ground Lessor are the same entity or affiliated entities:

(1)	For any past act or default on the part of the original or any prior landlord under said Sublease and Tenant shall have no right to assert same or any damages arising therefrom as an offset or defense against Ground Lessor;

(2)	For the commencement or completion of any construction or any contribution toward construction or installation of any improvements upon the demised premises required under said Sublease, or any expansion or rehabilitation of existing improvements thereon, or for restoration of improvements following any casualty not required to be insured under such Sublease or for the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under such Sublease;

(3)	For any prepayment of rent or deposit, rental security or any other sums deposited with the original or any prior landlord under such Sublease and not delivered to Ground Lessor; or

(4)	For any restriction on competition beyond the Demised Premises.

That in the event of the cancellation or termination of said Ground Lease or of the surrender thereof, whether voluntary, involuntary or by operation of law, prior to the expiration date of said Sublease, including any extensions and renewals of said Sublease now provided thereunder. Tenant hereby covenants and agrees to make full and complete attornment to Ground Lessor, for the balance of the term of the Sublease, including any extensions and renewals thereof, now provided thereunder, upon the same terms, covenants and conditions as therein provided, so as to establish direct privity of estate and contract as between Ground Lessor and Tenant and with the same force and effect and relative priority in time and right as though the Sublease were originally made directly from Ground Lessor to Tenant, and Tenant will thereafter make all rent payments directly to Ground Lessor, and

That Teachers and Tenant do hereby covenant and agree that said Mortgage or Deed of Trust shall be and the same is hereby made SUBORDINATE to said Sublease and to the recognition and attornment agreements provided for in the third and fourth grammatical paragraphs hereof with the same force and effect as if said Sublease had been executed, delivered and recorded and said recognition and attornment agreements aforesaid had been effected in each case prior to the execution, delivery and recording of said Mortgage or Deed of Trust.

EXCEPT, HOWEVER, that this Subordination shall not affect nor be applicable to and does hereby expressly exclude:

(a)	The prior right and claim under and the prior lien of said Mortgage or Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the Demised Premises, and as to the right of disposition thereof in accordance with the provisions of said Mortgage or Deed of Trust,

(b)	The prior right and claim under and the prior lien of said Mortgage or Deed of Trust, in, to and upon any proceeds payable under all policies of fire and rent insurance upon the Demised Premises and as to the right of disposition thereof in accordance with the terms of said Mortgage or Deed of Trust, and

(c)	Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of said Mortgage or Deed of Trust and the execution of said Sublease or the effective date of the recognition and attornment agreements aforesaid, whichever is later, and any lien or judgment which may arise at any time under the terms of said Sublease.

Tenant shall not subordinate the Sublease to any other mortgage or deed of trust so long as the Mortgage or Deed of Trust now held or to be held by Teachers remains in effect.

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Ground Lessor and Landlord agree that the Ground Lease shall not be modified, amended, canceled, terminated or surrendered without the express prior written consent of Teachers.

This Subordination may not be modified except by an agreement in writing signed by the parties hereto.

That the terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this writing to be signed, sealed and delivered in their respective names and behalf, and, if a corporation, by its officers duly authorized, on the day and year first above written.

GROUND LESSOR:

CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EOM GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Equity Office Management, L.L.C., a Delaware limited liability company, its non-member manager

By:

Name:

Title:

LANDLORD:

CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EOM GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Equity Office Management, L.L.C., a Delaware limited liability company, its non-member manager

By:

Name:

Title:

TENANT:

SALESFORCE.COM, INC., a Delaware

By:

Name:

Title:

By:

Name:

Title:

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LENDER:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation

By:

Name:

Title:

By:

Name:

Title:

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NOTARY ACKNOWLEDGMENT

(Ground Lessor)

State of                                               )

County of                                          )

On                         , before me,                                                                                                                                        , personally appeared                                                                                                                            of EQUITY OFFICE MANAGEMENT, L.L.C., a Delaware limited liability company, the non-member manager of EOM GP, L.L.C., a Delaware limited liability company, the general partner of CA-One Market Limited Partnership, a Delaware limited partnership

personally known to me - OR -	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within Instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.
____________________________________________________________________________
Notary Public

My Commission Expires:

OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

☐	INDIVIDUAL
☒	CORPORATE OFFICER
☐	TITLE: ________________________
☐	PARTNER(S) LIMITED GENERAL
☐	ATTORNEY-IN-FACT
☐	TRUSTEE(S)
☐	GUARDIAN/CONSERVATOR
☐	OTHER: ________________________

SIGNER IS REPRESENTING:

Name of Person(s) or Entity(ies)

CA-One Market Limited Partnership, a Delaware limited partnership (“Ground Lessor”)

OPTIONAL SECTION

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:	TITLE OR TYPE OF DOCUMENT: Subordination Non-Disturber and Attornment Agreement NUMBER OF PAGES _________________
DATE OF DOCUMENT _______________

SIGNER(S) OTHER THAN NAMED ABOVE:

LANDLORD:	CA-One Market Limited Partnership, a Delaware limited partnership

LENDER:	Teachers insurance and Annuity Association of America, a New York corporation

TENANT:	Salesforce.com, Inc., a Delaware corporation

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

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NOTARY ACKNOWLEDGMENT

(Landlord)

State of	___________________________)
County of	___________________________)

On                                     , before me,                                                                                                                       , personally appeared                                                           of EQUITY OFFICE MANAGEMENT, L.L.C., a Delaware limited liability company, the non-member manager of EOM GP, L.L.C., a Delaware limited liability company, the general partner of CA-One Market Limited Partnership, a Delaware limited partnership

personally known to me - OR -	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.
______________________________________________________________________________
Notary Public

My Commission Expires: _________________________________________

OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

☐	INDIVIDUAL
☒	CORPORATE OFFICER
☐	TITLE: ________________________
☐	PARTNER(S) LIMITED GENERAL
☐	ATTORNEY-IN-FACT
☐	TRUSTEE(S)
☐	GUARDIAN/CONSERVATOR
☐	OTHER: _________________________

SIGNER IS REPRESENTING:

Name of Person(s) or Entity(ies)

CA-One Market Limited Partnership, a Delaware limited partnership (“Landlord”)

OPTIONAL SECTION

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:	TITLE OR TYPE OF DOCUMENT: Subordination Non-Disturber and Attornment Agreement NUMBER OF PAGES _______________
DATE OF DOCUMENT ______________

SIGNER(S) OTHER THAN NAMED ABOVE:

GROUND LESSOR:	CA-One Market Limited Partnership, a Delaware limited partnership

LENDER:	Teachers Insurance and Annuity Association of America, a New York corporation

TENANT:	Salesforce.com, Inc., a Delaware corporation

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

6

NOTARY ACKNOWLEDGMENT

(LENDER)

State of	___________________________)
County of	___________________________)

On                                     , before me,                                                                                                                       , personally appeared                                                               of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.
______________________________________________________________________________
Notary Public

My Commission Expires: _________________________________________

OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

☐	INDIVIDUAL
☐	CORPORATE OFFICER
☐	TITLE: ________________________
☐	PARTNER(S) LIMITED GENERAL
☐	ATTORNEY-IN-FACT
☐	TRUSTEE(S)
☐	GUARDIAN/CONSERVATOR
☐	OTHER: _________________________

SIGNER IS REPRESENTING:

Name of Person(s) or Entity(ies)

Teachers Insurance and Annuity Association of America, a New York corporation (“Lender”)

OPTIONAL SECTION

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:	TITLE OR TYPE OF DOCUMENT: Subordination Non-Disturber and Attornment Agreement NUMBER OF PAGES _______________
DATE OF DOCUMENT ______________

SIGNER(S) OTHER THAN NAMED ABOVE:

LANDLORD:	CA-One Market Limited Partnership, a Delaware limited partnership

GROUND LESSOR:	CA-One Market Limited Partnership, a Delaware limited partnership

TENANT:	Salesforce.com, Inc., a Delaware corporation

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

7

NOTARY ACKNOWLEDGMENT

(TENANT)

State of	)
County of	)

On                     , before me,                                                                                                       , personally appeared                                                               of Salesforce.com, Inc., a Delaware corporation personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My Commission Expires:	_______________________________

OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

☐	INDIVIDUAL
☐	CORPORATE OFFICER
☐	TITLE:
☐	PARTNER(S) LIMITED GENERAL
☐	ATTORNEY-IN-FACT
☐	TRUSTEE(S)
☐	GUARDIAN/CONSERVATOR
☐	OTHER:

SIGNER IS REPRESENTING:

Name of Person(s) or Entity(ies)
_______________________, a(n) ____________________________ (“Tenant”)

OPTIONAL SECTION

THIS CERTIFICATE MUST BE	TITLE OR TYPE OF DOCUMENT: Subordination
ATTACHED TO THE DOCUMENT	Non-Disturber and Attornment Agreement
DESCRIBED AT RIGHT:	NUMBER OF PAGES
DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE:

LENDER:	Teachers Insurance and Annuity Association of America, a New York corporation

LANDLORD:	CA-One Market Limited Partnership, a Delaware limited partnership

GROUND LESSOR:	CA-One Market Limited Partnership, a Delaware limited partnership

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

8

EXHIBIT A

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO, CITY OF SAN FRANCISCO, AND IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHWESTERLY LINE OF MISSION STREET WITH THE SOUTHWESTERLY LINE OF STEUART STREET; THENCE NORTH 44 DEGREES 51’ 51” WEST ALONG SAID SOUTHWESTERLY LINE, 334.33 FEET TO A POINT IN A LINE PARALLEL WITH AND DISTANT 334.33 FEET NORTHWESTERLY, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE SOUTH 45 DEGREES 08’ 09” WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES; THENCE NORTH 44 DEGREES 51’ 51” WEST 6 FEET AND 1-1/2 INCHES; THENCE SOUTH 45 DEGREES 08’ 09” WEST 16 FEET AND 4 INCHES; THENCE NORTH 44 DEGREES 51’ 51” WEST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08’ 09” WEST 177 FEET AND 7-1/2 INCHES; THENCE SOUTH 44 DEGREES 51’ 51” EAST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08’ 09” WEST 16 FEET AND 3-1/2 INCHES; THENCE SOUTH 44 DEGREES 51’ 51” EAST 6 FEET AND 1-1/2 INCHES TO A POINT IN SAID PARALLEL LINE; THENCE SOUTH 45 DEGREES 09’ 09” WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES TO A POINT IN THE NORTHEASTERLY LINE OF SPEAR STREET; THENCE SOUTH 44 DEGREES 51’ 51” EAST ALONG SAID NORTHEASTERLY LINE, 334.33 FEET TO A POINT IN SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE NORTH 45 DEGREES 08’ 09” EAST ALONG SAID NORTHWESTERLY LINE 274 FEET TO THE POINT OF BEGINNING.

9

EXHIBIT J

LETTER OF CREDIT FORM

This Exhibit is attached to and made a part of the Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”) and SALESFORCE.COM, INC., a Delaware corporation (“Tenant”) for space in the Spear Tower in the Building located at One Market, San Francisco, California.

___________________________

[Name of Financial Institution]

Irrevocable Standby

Letter of Credit

No. _____________________________

Issuance Date: _____________________

Expiration Date: ____________________

Applicant: ________________________

Beneficiary

CA-One Market Limited Partnership

One Market, Spear Tower

Suite 600

San Francisco, California 94105

Attention:

Ladies/Gentlemen:

We hereby establish our Irrevocable Standby Letter of Credit in your favor for the account of the above referenced Applicant in the amount of                                                   U.S. Dollars ($                                ) available for payment at sight by your draft drawn on us when accompanied by the following documents:

1.	An original copy of this Irrevocable Standby Letter of Credit.

2.	Beneficiary’s dated statement purportedly signed by an authorized signatory or agent reading: “This draw in the amount of U.S. Dollars ($ ) under your Irrevocable Standby Letter of Credit No. represents funds due and owing to us pursuant to the terms of that certain lease by and between , as landlord, and , as tenant, and/or any amendment to the lease or any other agreement between such parties related to the lease.”

It is a condition of this Irrevocable Standby Letter of Credit that it will be considered automatically renewed for a one year period upon the expiration date set forth above and upon each anniversary of such date, unless at least 30 days prior to such expiration date or applicable anniversary thereof, we notify you in writing, by certified mail return receipt requested or by recognized overnight courier service, that we elect not to so renew this Irrevocable Standby Letter of Credit. A copy of any such notice shall also be sent, in the same manner, to: Equity Office Properties Trust, 2 North Riverside Plaza, Suite 2100, Chicago, Illinois 60606, Attention: Treasury Department. In addition to the foregoing, we understand and agree that you shall be entitled to draw upon this Irrevocable Standby Letter of Credit in accordance with 1 and 2 above in the event that we elect not to renew this Irrevocable Standby Letter of Credit and, in addition, you provide us with a dated statement purportedly signed by an authorized signatory or agent of Beneficiary stating that the Applicant has failed to provide you with an acceptable substitute irrevocable standby letter of credit in accordance with the terms of the above referenced lease. We further acknowledge and agree that: (a) upon receipt of the documentation required herein, we will honor your draws against this Irrevocable Standby Letter of Credit without inquiry into the accuracy of Beneficiary’s signed statement and regardless of whether Applicant disputes the content of such statement; (b) this Irrevocable Standby Letter of Credit shall permit partial draws and, in the event you elect to draw upon less than the full stated amount hereof, the stated amount of this Irrevocable Standby Letter of Credit shall be automatically reduced by the amount of such partial draw; and (c) you shall be entitled to transfer your interest In this Irrevocable Standby Letter of Credit from time to time and more than one time without our approval and without charge. In the event of a transfer, we reserve the right to require reasonable evidence of such transfer as a condition to any draw hereunder.

This Irrevocable Standby Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision) ICC Publication No. 500.

We hereby engage with you to honor drafts and documents drawn under and in compliance with

1

the terms of this Irrevocable Standby Letter of Credit.

All communications to us with respect to this Irrevocable Standby Letter of Credit must be addressed to our office located at                                                                           to the attention of                                                              .

Very truly yours,

[name]

[title]

2

AGREEMENT OF SUBORDINATION, NON-DISTURBER AND ATTORNMENT

THIS AGREEMENT made the 9th day of November 2004, by and among CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called “Ground Lessor”), SALESFORCE.COM, INC., a Delaware corporation (hereinafter called “Tenant”) and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, having its principal office and post office address at 730 Third Avenue, New York, New York 10017 (hereinafter called “Teachers”);

WITNESSETH:

WHEREAS, Ground Lessor is the owner in fee simple of those certain premises situate, lying and being in the City of San Francisco, County of San Francisco, State of California, as more particularly described in Exhibit A attached hereto; and

WHEREAS, under the terms of a certain lease dated April 16, 1973, (hereinafter called “Ground Lease”), a short form of which has been recorded on April 24, 1973, Book B755 at Page 597, Series No. V71530 and an Assignment and Assumption of Tenant’s Interest in Lease recorded November 22, 1994, Book G263, Page 204, Series No. 94-F716286-00, Official Records, San Francisco County, State of California, amended by First Amendment to Lease Agreement recorded October 3, 1995 in Reel G479, Image 280, Ground Lessor did lease, let and demise the Demised Premises to CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called “Landlord”) for a term of 99 years commencing April 16, 1973, and continuing to and including April 15, 2072, upon the terms and conditions therein more particularly set forth;

WHEREAS, Teachers is the owner and holder of a certain promissory note dated September 29, 1995, secured by a Deed of Trust and Assignment of Rents and Fixture Filing Statement of even date therewith, recorded on October 3, 1995, as Document F866003, in the Official Records aforesaid, constituting a first lien upon the fee simple estate in the Demised Premises as well as upon the leasehold estate created by said Ground Lease;

WHEREAS, under the terms of a certain lease and amendments, if any described in that certain Lease by and between CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership and Tenant dated November 9, 2004 (hereinafter called “Sublease”), Landlord did lease, let and demise, subject to said Ground Lease, a portion of the Demised Premises as therein more particularly described;

WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant under said Sublease and further to define the terms, covenants and conditions precedent for such additional rights.

NOW, THEREFORE, in consideration of the respective demises and of the sum of One Dollar ($1.00) and other good and valuable consideration, each to the other in hand paid, it is hereby mutually covenanted and agreed as follows:

That Ground Lessor does hereby represent, covenant and warrant:

(a)	That said Ground Lease is in full force and effect and unmodified.

(b)	That there is no existing default under the provisions of said Ground Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of either Ground Lessor or Landlord to be observed and performed thereunder.

That Ground Lessor consents to and approves the within Sublease.

That in the event of the cancellation or termination of said Ground Lease or of the surrender thereof, whether voluntary; involuntary or by operation of law, prior to the expiration date of said Sublease, including any extensions and renewals of said Sublease now provided thereunder, and subject to the observance and performance by Tenant of all of the terms, covenants and conditions of said Sublease on the part of Tenant to be observed and performed, Ground Lessor does hereby covenant and warrant as follows:

(a)	The quiet and peaceful possession of Tenant under said Sublease;

(b)	That the Sublease shall continue in full force and effect and Ground Lessor shall recognize the Sublease and the Tenant’s rights thereunder and will thereby establish

1

direct privity of estate and contract as between Ground Lessor and Tenant, with the same force and effect and with the same relative priority in time and right as though the Sublease were originally made directly from Ground Lessor in favor of Tenant, but not in respect of any amendment to such Sublease not previously approved in writing by Ground Lessor;

(c)	To assume such of the obligations on the part of the Landlord under the Sublease which are deemed to run with the land for so long as Ground Lessor shall be the owner in fee of said Demised Premises;

provided, however, Ground Lessor shall not in any way or to any extent be liable to Tenant; unless Landlord and Ground Lessor are the same entity or affiliated entities:

(1)	For any past act or default on the part of the original or any prior landlord under said Sublease and Tenant shall have no right to assert same or any damages arising therefrom as an offset or defense against Ground Lessor;

(2)	For the commencement or completion of any construction or any contribution toward construction or installation of any improvements upon the demised premises required under said Sublease, or any expansion or rehabilitation of existing improvements thereon, or for restoration of improvements following any casualty not required to be insured under such Sublease or for the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under such Sublease;

(3)	For any prepayment of rent or deposit, rental security or any other sums deposited with the original or any prior landlord under such Sublease and not delivered to Ground Lessor; or

(4)	For any restriction on competition beyond the Demised Premises.

That in the event of the cancellation or termination of said Ground Lease or of the surrender thereof, whether voluntary, involuntary or by operation of law, prior to the expiration date of said Sublease, including any extensions and renewals of said Sublease now provided thereunder, Tenant hereby covenants and agrees to make full and complete attornment to Ground Lessor, for the balance of the term of the Sublease, including any extensions and renewals thereof, now provided thereunder, upon the same terms, covenants and conditions as therein provided, so as to establish direct privity of estate and contract as between Ground Lessor and Tenant and with the same force and effect and relative priority in time and right as though the Sublease were originally made directly from Ground Lessor to Tenant, and Tenant will thereafter make all rent payments directly to Ground Lessor, and

That Teachers and Tenant do hereby covenant and agree that said Mortgage or Deed of Trust shall be and the same is hereby made SUBORDINATE to said Sublease and to the recognition and attornment agreements provided for in the third and fourth grammatical paragraphs hereof with the same force and effect as if said Sublease had been executed, delivered and recorded and said recognition and attornment agreements aforesaid had been effected in each case prior to the execution, delivery and recording of said Mortgage or Deed of Trust.

EXCEPT, HOWEVER, that this Subordination shall not affect nor be applicable to and does hereby expressly exclude:

(a)	The prior right and claim under and the prior lien of said Mortgage or Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the Demised Premises, and as to the right of disposition thereof in accordance with the provisions of said Mortgage or Deed of Trust,

(b)	The prior right and claim under and the prior lien of said Mortgage or Deed of Trust, in, to and upon any proceeds payable under all policies of fire and rent insurance upon the Demised Premises and as to the right of disposition thereof in accordance with the terms of said Mortgage or Deed of Trust, and

(c)	Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of said Mortgage or Deed of Trust and the execution of said Sublease or the effective date of the recognition and attornment agreements aforesaid, whichever is later, and any lien or judgment which may arise at any time under the terms of said Sublease.

Tenant shall not subordinate the Sublease to any other mortgage or deed of trust so long as the Mortgage or Deed of Trust now held or to be held by Teachers remains in effect.

2

Ground Lessor and Landlord agree that the Ground Lease shall not be modified, amended, canceled, terminated or surrendered without the express prior written consent of Teachers.

This Subordination may not be modified except by an agreement in writing signed by the parties hereto.

That the terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this writing to be signed, sealed and delivered in their respective names and behalf, and, if a corporation, by its officers duly authorized, on the day and year first above written.

GROUND LESSOR:

CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EOM GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Equity Office Management, L.L.C., a Delaware limited liability company, its non-member manager

		By:	/s/ Mark Geisreiter

		Name:	Mark Geisreiter

		Title:	Senior Vice President

LANDLORD:

CA-ONE MARKET LIMITED PARTNERSHIP, a Delaware limited partnership

By:	EOM GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Equity Office Management, L.L.C., a Delaware limited liability company, its non-member manager

		By:	/s/ Mark Geisreiter

		Name:	Mark Geisreiter

		Title:	Senior Vice President

TENANT:

SALESFORCE.COM, INC., a Delaware corporation

By:	/s/ David Schellhase

Name:	David Schellhase

Title:	VP & General Counsel

By:	/s/ Steve Cakebread

Name:	Steve Cakebread

Title:	SVP & CFO

3

LENDER:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation

By:

Name:

Title:

By:

Name:

Title:

4

NOTARY ACKNOWLEDGMENT

(Ground Lessor)

State of	California	)
County of	San Francisco	)

On November 15, 2004, before me, Anastasiya A. Randall, personally appeared Mark Geisreiter of EQUITY OFFICE MANAGEMENT, L.L.C., a Delaware limited liability company, the non-member manager of EOM GP, L.L.C., a Delaware limited liability company, the general partner of CA-One Market Limited Partnership, a Delaware limited partnership

personally known to me - OR -	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

[NOTARY STAMP APPEARS HERE]	WITNESS my hand and official seal. /s/ Anastasiya A. Randall
Notary Public

My Commission Expires: January 14, 2006

OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

☐	INDIVIDUAL
☒	CORPORATE OFFICER
☐	TITLE: _________________
☐	PARTNER(S) LIMITED GENERAL
☐	ATTORNEY-IN-FACT
☐	TRUSTEE(S)
☐	GUARDIAN/CONSERVATOR
☐	OTHER: _________________

SIGNER IS REPRESENTING:

Name of Person(s) or Entity(ies)

CA-One Market Limited Partnership, a Delaware limited partnership (“Ground Lessor”)

OPTIONAL SECTION

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:	TITLE OR TYPE OF DOCUMENT: Subordination Non-Disturber and Attornment Agreement
NUMBER OF PAGES __________
DATE OF DOCUMENT __________

SIGNER(S) OTHER THAN NAMED ABOVE:

LANDLORD:	CA-One Market Limited Partnership, a Delaware limited partnership

LENDER:	Teachers Insurance and Annuity Association of America, a New York corporation

TENANT:	Salesforce.com, Inc., a Delaware corporation

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

5

NOTARY ACKNOWLEDGMENT

(Landlord)

State of	California	)
County of	San Francisco	)

On November 15, 2004 before me, Anastasiya A. Randall, personally appeared Mark Geisreiter of EQUITY OFFICE MANAGEMENT, L.L.C., a Delaware limited liability company, the non-member manager of EOM GP, L.L.C., a Delaware limited liability company, the general partner of CA-One Market Limited Partnership, a Delaware limited partnership personally known to me - OR -

proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

[NOTARY STAMP APPEARS HERE]

WITNESS my hand and official seal.
/s/ Anastasiya A. Randall
Notary Public

My Commission Expires: January 14, 2006

OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

☐	INDIVIDUAL
☒	CORPORATE OFFICER
☐	TITLE:
☐	PARTNER(S) LIMITED GENERAL
☐	ATTORNEY-IN-FACT
☐	TRUSTEE(S)
☐	GUARDIAN/CONSERVATOR
☐	OTHER:

SIGNER IS REPRESENTING:

Name of Person(s) or Entity(ies)

CA-One Market Limited Partnership, a Delaware limited partnership (“Landlord”)

OPTIONAL SECTION

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:	TITLE OR TYPE OF DOCUMENT: Subordination Non-Disturber and Attornment Agreement NUMBER OF PAGES
DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE:

GROUND LESSOR:	CA-One Market Limited Partnership, a Delaware limited partnership

LENDER:	Teachers Insurance and Annuity Association of America, a New York corporation

TENANT:	Salesforce.com, Inc., a Delaware corporation

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

6

NOTARY ACKNOWLEDGMENT

(LENDER)

State of	)
County of	)

On                             , before me,                                                                                                                           , personally appeared                                                                                                                of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

☐	INDIVIDUAL
☐	CORPORATE OFFICER
☐	TITLE:
☐	PARTNER(S) LIMITED GENERAL
☐	ATTORNEY-IN-FACT
☐	TRUSTEE(S)
☐	GUARDIAN/CONSERVATOR
☐	OTHER:

SIGNER IS REPRESENTING:

Name of Person(s) or Entity(ies)

Teachers Insurance and Annuity Association of America, a New York corporation (“Lender”)

OPTIONAL SECTION

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:	TITLE OR TYPE OF DOCUMENT: Subordination Non-Disturber and Attornment Agreement NUMBER OF PAGES
DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE:

LANDLORD:	CA-One Market Limited Partnership, a Delaware limited partnership

GROUND LESSOR:	CA-One Market Limited Partnership, a Delaware limited partnership

TENANT:	Salesforce.com, Inc., a Delaware corporation

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

7

NOTARY ACKNOWLEDGMENT

(TENANT)

State of	California	)
County of	San Francisco	)

On 11/4/04, before me, Grace Gillen, Notary, personally appeared David Schellhase of Salesforce.com, Inc., a Delaware corporation proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that she/they executed the same in her/their authorized capacity(ies), and that by her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

[NOTARY STAMP APPEARS HERE]	WITNESS my hand and official seal.
/s/ Grace Gillen
Notary Public

My Commission Expires: 7/9/08

OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

☐	INDIVIDUAL
☐	CORPORATE OFFICER
☐	TITLE:
☐	PARTNER(S) LIMITED GENERAL
☐	ATTORNEY-IN-FACT
☐	TRUSTEE(S)
☐	GUARDIAN/CONSERVATOR
☐	OTHER:

SIGNER IS REPRESENTING:

Name of Person(s) or Entity(ies)

                                                         , a(n)                                                                           (“Tenant”)

OPTIONAL SECTION

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT:	TITLE OR TYPE OF DOCUMENT: Subordination Non-Disturber and Attornment Agreement NUMBER OF PAGES DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE:

LENDER:	Teachers Insurance and Annuity Association of America, a New York corporation

LANDLORD:	CA-One Market Limited Partnership, a Delaware limited partnership

GROUND LESSOR:	CA-One Market Limited Partnership, a Delaware limited partnership

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

8

EXHIBIT A

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO, CITY OF SAN FRANCISCO, AND IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHWESTERLY LINE OF MISSION STREET WITH THE SOUTHWESTERLY LINE OF STEUART STREET; THENCE NORTH 44 DEGREES 51’ 51” WEST ALONG SAID SOUTHWESTERLY LINE, 334.33 FEET TO A POINT IN A LINE PARALLEL WITH AND DISTANT 334.33 FEET NORTHWESTERLY, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE SOUTH 45 DEGREES 08’ 09” WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES; THENCE NORTH 44 DEGREES 51’ 51” WEST 6 FEET AND 1-1/2 INCHES; THENCE SOUTH 45 DEGREES 08’ 09” WEST 16 FEET AND 4 INCHES; THENCE NORTH 44 DEGREES 51’ 51” WEST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08’ 09” WEST 177 FEET AND 7-1/2 INCHES; THENCE SOUTH 44 DEGREES 51’ 51” EAST 112 FEET AND 5-1/8 INCHES; THENCE SOUTH 45 DEGREES 08’ 09” WEST 16 FEET AND 3-1/2 INCHES; THENCE SOUTH 44 DEGREES 51’ 51” EAST 6 FEET AND 1-1/2 INCHES TO A POINT IN SAID PARALLEL LINE; THENCE SOUTH 45 DEGREES 09’ 09” WEST ALONG SAID PARALLEL LINE 32 FEET AND 4-1/2 INCHES TO A POINT IN THE NORTHEASTERLY LINE OF SPEAR STREET; THENCE SOUTH 44 DEGREES 51’ 51” EAST ALONG SAID NORTHEASTERLY LINE, 334.33 FEET TO A POINT IN SAID NORTHWESTERLY LINE OF MISSION STREET; THENCE NORTH 45 DEGREES 08’ 09” EAST ALONG SAID NORTHWESTERLY LINE 274 FEET TO THE POINT OF BEGINNING.

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